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                        CENEX HARVEST STATES COOPERATIVES





                         -------------------------------

                             NOTE PURCHASE AGREEMENT

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                          DATED AS OF OCTOBER 18, 2002







          $115,000,000 4.96% SERIES D SENIOR NOTES DUE OCTOBER 18, 2012 $60,000,000 5.60% SERIES E SENIOR NOTES DUE OCTOBER 18, 2017





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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.       AUTHORIZATION OF NOTES...............................................1


2.       SALE AND PURCHASE OF NOTES...........................................1


3.       CLOSING. 2


4.       CONDITIONS TO CLOSING................................................2

         4.1.     Representations and Warranties..............................2
         4.2.     Performance; No Default.....................................2
         4.3.     Compliance Certificates.....................................3
         4.4.     Opinions of Counsel.........................................3
         4.5.     Purchase Permitted By Applicable Law, etc...................3
         4.6.     Sale of Other Notes.........................................3
         4.7.     Payment of Special Counsel Fees.............................4
         4.8.     Private Placement Number....................................4
         4.9.     Changes in Corporate Structure..............................4
         4.10.    Offeree Letter..............................................4
         4.11.    Proceedings and Documents...................................4

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................4

         5.1.     Organization; Power and Authority...........................4
         5.2.     Authorization, etc..........................................5
         5.3.     Disclosure..................................................5
         5.4.     Organization and Ownership of Shares of
                    Subsidiaries; Affiliates..................................5
         5.5.     Financial Statements........................................6
         5.6.     Compliance with Laws, Other Instruments, etc................6
         5.7.     Governmental Authorizations, etc............................7
         5.8.     Litigation; Observance of Agreements, Statutes
                    and Orders................................................7
         5.9.     Taxes.......................................................7
         5.10.    Title to Property; Leases...................................8
         5.11.    Permits and Other Operating  Rights.........................8
         5.12.    Intellectual Property.......................................8
         5.13.    Compliance with ERISA.......................................9
         5.14.    Private Offering by the Company............................10
         5.15.    Use of Proceeds; Margin Regulations........................10
         5.16.    Existing Debt; Future Liens................................10
         5.17.    Foreign Assets Control Regulations, etc....................11
         5.18.    Status under Certain Statutes..............................11
         5.19.    Environmental Matters......................................11
         5.20.    Solvency...................................................12
         5.21.    Hostile Tender Offers......................................12
         5.22.    Ranking of Notes...........................................12


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6.       REPRESENTATIONS OF THE PURCHASER....................................12

         6.1.     Purchase for Investment....................................12
         6.2.     Source of Funds............................................13

7.       INFORMATION AS TO COMPANY...........................................14

         7.1.     Financial and Business Information.........................14
         7.2.     Officer's Certificate......................................17
         7.3.     Inspection.................................................17

8.       INTEREST; PAYMENT OF THE NOTES......................................18

         8.1.     Interest Payments..........................................18
         8.2.     Required Principal Payments................................18
         8.3.     Optional Prepayments with Make-Whole Amount................20
         8.4.     Allocation of Partial Prepayments..........................20
         8.5.     Maturity; Surrender, etc...................................21
         8.6.     Purchase of Notes..........................................21
         8.7.     Make-Whole Amount..........................................21

9.       AFFIRMATIVE COVENANTS...............................................22

         9.1.     Compliance with Law........................................22
         9.2.     Insurance..................................................23
         9.3.     Maintenance of Properties..................................23
         9.4.     Payment of Taxes and Claims................................23
         9.5.     Corporate Existence, etc...................................24
         9.6.     Pari Passu.................................................24

10.      NEGATIVE COVENANTS..................................................24

         10.1.    Transactions with Affiliates...............................24
         10.2.    Merger, Consolidation, etc.................................24
         10.3.    Funded Debt to Consolidated Cash Flows.....................25
         10.4.    Adjusted Consolidated Funded Debt to Consolidated
                    Members' and Patrons' Equity.............................25
         10.5.    Priority Debt..............................................25
         10.6.    Liens......................................................26
         10.7.    Sale of Assets.............................................28
         10.8.    Line of Business...........................................32
         10.9.    Subsidiary Distribution Restrictions.......................32
         10.10.   Subsidiary Preferred Stock.................................32
         10.11.   Issuance of Stock by Subsidiaries..........................32

11.      EVENTS OF DEFAULT...................................................32


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12.      REMEDIES ON DEFAULT, ETC............................................34

         12.1.    Acceleration...............................................34
         12.2.    Other Remedies.............................................35
         12.3.    Rescission.................................................35
         12.4.    No Waivers or Election of Remedies, Expenses, etc..........36

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.......................36

         13.1.    Registration of Notes......................................36
         13.2.    Transfer and Exchange of Notes.............................36
         13.3.    Replacement of Notes.......................................37

14.      PAYMENTS ON NOTES...................................................37

15.      EXPENSES, ETC.......................................................37

         15.1.    Transaction Expenses.......................................37
         15.2.    Survival...................................................38

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT........38

17.      AMENDMENT AND WAIVER................................................38

         17.1.    Requirements...............................................38
         17.2.    Solicitation of Holders of Notes...........................39
         17.3.    Binding Effect, etc........................................39
         17.4.    Notes held by Company, etc.................................39

18.      NOTICES. 39

19.      REPRODUCTION OF DOCUMENTS...........................................40

20.      CONFIDENTIAL INFORMATION............................................40

21.      SUBSTITUTION OF PURCHASER...........................................41

22.      MISCELLANEOUS.......................................................42

         22.1.    Successors and Assigns.....................................42
         22.2.    Payments Due on Non-Business Days..........................42
         22.3.    Severability...............................................42
         22.4.    Construction...............................................42
         22.5.    Counterparts...............................................42
         22.6.    Governing Law..............................................42


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                             Schedules and Exhibits
                             ----------------------

Schedule A           --       Information Relating To Purchasers
Schedule B           --       Defined Terms

Schedule 4.9         --       Changes in Corporate Structure
Schedule 5.3         --       Disclosure Materials
Schedule 5.4         --       Subsidiaries of the Company and Ownership of
                                Subsidiary Stock
Schedule 5.5         --       Financial Statements
Schedule 5.6         --       Restrictions on Debt
Schedule 5.12        --       Intellectual Property
Schedule 5.15        --       Use of Proceeds
Schedule 5.16        --       Existing Debt

Exhibit 1A           --       Form of 4.96% Series D Senior Notes due
                                October 18, 2012
Exhibit 1B           --       Form of 5.60% Series E Senior Notes due
                                October 18, 2017

Exhibit 3            --       Form of Pay Proceeds Letter

Exhibit 4.4(a)       --       Form of Opinion of General Counsel for the Company
Exhibit 4.4(b)       --       Form of Opinion of Special Counsel for the
                                Purchasers


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                        CENEX HARVEST STATES COOPERATIVES
                                5500 CENEX DRIVE
                          INVER GROVE HEIGHTS, MN 55077

          $115,000,000 4.96% Series D Senior Notes due October 18, 2012 $60,000,000 5.60% Series E Senior Notes due October 18, 2017

                                                    Dated as of October 18, 2002

Separately addressed to each of the Purchasers listed in the attached Schedule A

Ladies and Gentlemen:

         Cenex Harvest States Cooperatives, a nonstock agricultural cooperative corporation organized under the laws of the State of Minnesota (the "COMPANY"), agrees with you as follows:


1.       AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of (a) $115,000,000 aggregate principal amount of its 4.96% Series D Senior Notes due October 18, 2012 (the "SERIES D NOTES", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)) and (b) $60,000,000 aggregate principal amount of its 5.60% Series E Senior Notes due October 18, 2017 (the "SERIES E NOTES", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Series D Notes shall be substantially in the form set out in
Exhibit 1A and the Series E Notes shall be substantially in the form set out in
Exhibit 1B, in each case with such changes therefrom, if any, as may be approved by you and the Company. The term "NOTES" as used herein, shall include each of the Series D Notes and the Series E Notes (each a "SERIES") and any promissory note delivered in substitution or exchange for any Notes pursuant to Section 13, and the term "NOTE" shall refer to any one of such Notes. Certain capitalized terms used in this Agreement are defined in Schedule B hereto; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement; and references to a "Section" are, unless otherwise specified, references to a Section of this Agreement.


2.       SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and the Series specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amounts and the Series specified below its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other


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Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder. This Agreement and the other Agreements shall constitute one single agreement for purposes of New York General Obligations Law section 5-501.


3.       CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Bingham McCutchen LLP, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., local time, at a closing (the "CLOSING") on October 18, 2002. At the Closing, the Company will deliver to you the Notes to be purchased by you in the form of, respectively, a single Series D Note or Series E Note, as the case may be (or such greater number of Series D Notes or Series E Notes in denominations of at least $500,000 as you may request), dated the date of the Closing and registered in your name (or in the name of your nominee), as indicated in Schedule A, against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for credit to such account or accounts as shall be specified in a letter on the Company's letterhead, in substantially the form of Exhibit 3 attached hereto, from the Company to you and each of the Other Purchasers. If, at the Closing, the Company shall fail to tender such Notes to you as provided above in this
Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.


4.       CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:


         4.1.     REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.


         4.2.     PERFORMANCE; NO DEFAULT.

         The Company shall have performed and complied with all agreements and conditions contained in the Financing Documents required to be performed or complied with by the Company prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.15) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by any of Sections 10.1, 10.3, 10.4, 10.5, 10.6 or 10.7 hereof had such Sections applied since such date.


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         4.3.     COMPLIANCE CERTIFICATES.

                  (a) OFFICER'S CERTIFICATE. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

                  (b) SECRETARY'S CERTIFICATE. The Company shall have delivered to you a certificate, signed on its behalf by its Secretary or its Assistant Secretary, and one other officer of the Company, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Other Agreements.


         4.4.     OPINIONS OF COUNSEL.

         You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing, from

                  (a) David A. Kastelic, General Counsel for the Company, substantially in the form set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to you); and

                  (b) Bingham McCutchen LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.


         4.5.     PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

         On the date of the Closing, your purchase of Notes and all other proceedings taken in connection with the transaction contemplated by this Agreement and the other Financing Documents shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.


         4.6.     SALE OF OTHER NOTES.

         Contemporaneously with the Closing, the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.


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         4.7.     PAYMENT OF SPECIAL COUNSEL FEES.

         Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one (1) Business Day prior to the Closing.


         4.8.     PRIVATE PLACEMENT NUMBER.

         A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of Notes.


         4.9.     CHANGES IN CORPORATE STRUCTURE.

         Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.


         4.10.    OFFEREE LETTER.

         SunTrust Capital Markets, Inc. shall have delivered to the Company, their counsel, you, each Other Purchaser and your special counsel an offeree letter, in form and substance satisfactory to you, confirming the manner of the offering of the Notes by SunTrust Capital Markets, Inc.


         4.11.    PROCEEDINGS AND DOCUMENTS.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.


5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to you that:


         5.1.     ORGANIZATION; POWER AND AUTHORITY.

         The Company is a nonstock agricultural cooperative corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota , and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it


                                       4
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transacts and proposes to transact, to execute and deliver this Agreement, the
Other Agreements and the Notes and to perform the provisions hereof and thereof.


         5.2.     AUTHORIZATION, ETC.

         The Company has all requisite corporate power to own and operate its respective properties and to conduct its business as currently conducted and as currently proposed to be conducted. The Company has all requisite corporate power to execute, deliver and perform its obligations under this Agreement and the Notes. The Company has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, each of the Financing Documents and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except, in each case, as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


         5.3.     DISCLOSURE.

         The Company, through its agent, SunTrust Capital Markets, Inc. has delivered to you and each Other Purchaser a copy of a Confidential Private Placement Memorandum, dated September 2002 (the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the other Financing Documents, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated by the Financing Documents and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since August 31, 2001, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.


         5.4.     ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES;
                  AFFILIATES.

                  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each


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         other Subsidiary, (ii) the Company's Affiliates, other than
         Subsidiaries, and (iii) the Company's directors and senior officers.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company or its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.


         5.5.     FINANCIAL STATEMENTS.

         The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).


         5.6.     COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

         The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

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The Company is not a party to any contract or agreement or subject to any charter or other corporate restrictions which materially and adversely affects its business, property, assets, financial condition or results of operations, and the Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the Notes except as set forth in the agreements listed in Schedule 5.6 attached hereto (as such Schedule
5.6 may have been modified from time to time by written supplements thereto delivered by the Company and accepted in writing by the Required Holders). The provisions of this Agreement and the Notes do not contravene any agreement listed in Schedule 5.6.


         5.7.     GOVERNMENTAL AUTHORIZATIONS, ETC.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.


         5.8.     LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

                  (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any Subsidiary or any properties or rights of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws and the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.


         5.9.     TAXES.

         The Company and its Subsidiaries have filed all federal, state and other tax returns that are, to the knowledge of the officers of the Company, required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be

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expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1998. The Company is a cooperative association taxed under the provisions of "subchapter T" of the Code and the Company does not presently intend to alter its status as a subchapter T cooperative association for federal income tax purposes.


         5.10.    TITLE TO PROPERTY; LEASES.

         Except for defects in title which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the Company has and each of its Subsidiaries has good and indefeasible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.


         5.11.    PERMITS AND OTHER OPERATING RIGHTS.

         The Company and each Subsidiary of the Company has all such valid and sufficient certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from all Governmental Authorities having jurisdiction over the Company or any Subsidiary or any of its properties, as are necessary for the ownership, operation and maintenance of its businesses and properties, as presently conducted and as proposed to be conducted while the Notes are outstanding, subject to exceptions and deficiencies which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and such certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from all Governmental Authorities or any of its properties are free from restrictions or conditions which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.


         5.12.    INTELLECTUAL PROPERTY.

         Except as disclosed in Schedule 5.12,

                  (a) the Company and its Subsidiaries own or possess all patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                  (b) to the best knowledge of the Company, no product or practice of the Company or any Subsidiary infringes in any material respect any patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                  (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.


         5.13.    COMPLIANCE WITH ERISA.

                  (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA (aside from ordinary claims for benefits under the Plans) or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to
         Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $15,000,000 for any single Plan or by more than $20,000,000, in the aggregate, for all such Plans. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

                  (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                  (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

                  (e) The execution and delivery of the Financing Documents and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.13(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.


         5.14.    PRIVATE OFFERING BY THE COMPANY.

         Neither the Company nor anyone acting on its behalf has, directly or indirectly, offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 31 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of
Section 5 of the Securities Act or to the provisions of any securities or "blue sky" laws of any applicable jurisdiction.


         5.15.    USE OF PROCEEDS; MARGIN REGULATIONS.

                  (a) USE OF PROCEEDS. The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.15.

                  (b) MARGIN REGULATIONS. None of the Company or any of its Subsidiaries owns or has any present intention of acquiring any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System of the United States (herein called "MARGIN STOCK") under such circumstances as to involve either the Company or any Subsidiary in a violation of said Regulation U. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any Debt which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System of the United States or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.


         5.16.    EXISTING DEBT; FUTURE LIENS.

                  (a) Except as described therein, Schedule 5.16 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries in excess of $10,000,000 or having commitments in excess thereof as of the date of the Closing. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  (b) The aggregate amount of all outstanding Debt of the Company and its Subsidiaries not set forth on Schedule 5.16 does not exceed $5,000,000 in the aggregate.

                  (c) Except as disclosed in Schedule 5.16, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.


         5.17.    FOREIGN ASSETS CONTROL REGULATIONS, ETC.

                  (a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

                  (b) Neither the Company nor any of its Subsidiaries has violated, nor will any of them violate, the provisions of United States Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (Exec. Order No. 13224, 66 Fed. Reg. 49079
         (2001)).

         5.18.    STATUS UNDER CERTAIN STATUTES.

         Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

         5.19.    ENVIRONMENTAL MATTERS.

         Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

                  (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.


         5.20.    SOLVENCY.

         The Company, after giving effect to the transactions contemplated by the Financing Documents, will not be engaged in any business or transaction, or about to engage in any business or transaction, for which the Company has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and Section 548 of Title 11 of the United States Code), and the Company does not have any intent to hinder, delay or defraud any Person to which it is, or will become, on or after the date of Closing, indebted to or to incur debts that would be beyond its ability to pay as they mature.

         5.21. HOSTILE TENDER OFFERS.

         None of the proceeds of the sale of any Notes will be used to finance a Hostile Tender Offer.


         5.22.    RANKING OF NOTES.

         The Company's obligations under the Notes and this Agreement will, upon issuance of the Notes, rank at least PARI PASSU, without preference or priority, with all of its other outstanding unsecured and unsubordinated obligations, except for those obligations that are, or are liable to be, mandatorily preferred by law.


6.       REPRESENTATIONS OF THE PURCHASER.


         6.1.     PURCHASE FOR INVESTMENT.

         You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, PROVIDED that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

         6.2.     SOURCE OF FUNDS.

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC ANNUAL STATEMENT")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile; or

                  (b) the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

                  (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by you to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM EXEMPTION")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

                  (e) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM EXEMPTION")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

                  (f) the Source is a governmental plan; or

                  (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (g); or

                  (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in Section 3 of ERISA.


7.       INFORMATION AS TO COMPANY.


         7.1.     FINANCIAL AND BUSINESS INFORMATION.

         The Company shall deliver to each holder of Notes that is an Institutional Investor:

                  (a) QUARTERLY STATEMENTS -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                           (i) a consolidated balance sheet of the Company and
                  its Subsidiaries as at the end of such quarter, and

                           (ii) consolidated statements of income, changes in
                  members' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) ANNUAL STATEMENTS -- within 90 days after the end of each fiscal year of the Company, duplicate copies of,

                           (i) consolidated and consolidating balance sheets of
                  the Company and its Subsidiaries, as at the end of such year, and

                           (ii) consolidated and consolidating statements of
                  income and cash flows and a consolidated statement of members' equity of the Company and its Subsidiaries, for such year,

         setting forth in each case, in comparative form, the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by,

                           (A) an opinion thereon of independent certified
                  public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                           (B) a certificate of such accountants stating that
                  they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default arising under Section 10.2 insofar as such Default or Event of Default relates to Section 10.2(b)(iii)(B), Sections
                  10.3 through 10.5 and Section 10.7(b), and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any such Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit);

         provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to members, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this
         Section 7.1(b).

                  (c) SEC AND OTHER REPORTS -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

                  (d) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
         Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                  (e) ERISA MATTERS -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event,
                  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (f) NOTICES FROM GOVERNMENTAL AUTHORITY -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                  (g) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the

         Company to perform its obligations hereunder and under the Financing Documents as from time to time may be reasonably requested by any such holder of Notes; and

                  (h) INFORMATION REQUIRED BY RULE 144A - with reasonable promptness, upon the request of any such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act.

         7.2.     OFFICER'S CERTIFICATE.

         Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.3 through 10.5 and
         Section 10.7 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) EVENT OF DEFAULT -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.


7.3.     INSPECTION.

         The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company or any Subsidiary, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.


8.       INTEREST; PAYMENT OF THE NOTES.


         8.1.     INTEREST PAYMENTS.

         Interest on the Series D Notes shall accrue on the unpaid principal balance of the Series D Notes at the rates and shall be computed on the basis as described in the Series D Notes. Interest on the Series E Notes shall accrue on the unpaid principal balance of the Series E Notes at the rates and shall be computed on the basis as described in the Series E Notes. In each case, interest shall be due and payable as provided in the respective Notes.


         8.2.     REQUIRED PRINCIPAL PAYMENTS.

                  (a) Required Principal Payments; Maturity.

                           (i) SERIES D NOTES. The Company shall pay, and there
                  shall become due and payable with respect to the Series D Notes, the principal amount of $8,846,154 (each such payment a "SERIES D REQUIRED PRINCIPAL PAYMENT") on October 18th and April 18th in each year commencing on October 18, 2006 to and including April 18, 2012; PROVIDED, however, that the principal amount of the Series D Notes prepaid or purchased pursuant to Section 8.2(b), Section 8.3 or Section 10.7 shall be applied against the principal amount of each Series D Required Principal Payment becoming due under this Section 8.2(a) in inverse order of their scheduled due dates. Each Series D Required Principal Payment shall be at 100% of the principal amount paid, together with interest accrued thereon to the date of payment. The entire remaining outstanding principal amount of the Series D Notes, together with all accrued and unpaid interest thereon, shall be due and payable on October 18, 2012.

                           (ii) SERIES E NOTES. The Company shall pay, and there
                  shall become due and payable with respect to the Series E Notes, the principal amount of $4,615,385 (each such payment a "SERIES E REQUIRED PRINCIPAL PAYMENT") on October 18th and April 18th in each year commencing on October 18, 2011 to and including April 18, 2017; PROVIDED, however, that the principal amount of the Series E Notes prepaid or purchased pursuant to Section 8.2(b), Section 8.3 or Section 10.7 shall be applied against the principal amount of each Series E

                  Required Principal Payment becoming due under this Section 8.2(a) in inverse order of their scheduled due dates. Each Series E Required Principal Payment shall be at 100% of the principal amount paid, together with interest accrued thereon to the date of payment. The entire remaining outstanding principal amount of the Series E Notes, together with all accrued and unpaid interest thereon, shall be due and payable on October 18, 2017.

                  (b)      OFFER TO PAY NOTES UPON CHANGE IN CONTROL.

                           (i) NOTICE AND OFFER. The Company will not take any
                  action that consummates or finalizes a Change in Control unless at least thirty (30) days prior to such action it shall have given to each holder of the Notes written notice of such impending Change in Control. The Company will, within five (5) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes in the manner set forth in Section 18. If a Change in Control has occurred, such written notice shall contain, and shall constitute an irrevocable offer to prepay all or (at such holder's option) any portion of the Notes held by such holder on a date specified in such notice (the "PROPOSED PREPAYMENT DATE") that is not less than thirty (30) days and not more than sixty (60) days after the date of such notice. If the Proposed Prepayment Date shall not be specified in such notice, the Proposed Prepayment Date shall be the 30th day after the date such notice shall have been sent by the Company. In no event will the Company take any action to consummate or finalize a Change in Control unless the Company has given the notice required by this Section 8.2(b)(i) and, contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with Section 8.2(b)(ii) hereof.

                           (ii) ACCEPTANCE AND PAYMENT. A holder of Notes may
                  accept the offer to prepay made pursuant to Section 8.2(b)(i) by causing a notice of acceptance of such offered prepayment (specifying in such notice the amount of Notes with respect to which such acceptance applies and the Series of Notes) to be delivered to the Company prior to the Proposed Prepayment Date (it being understood that the failure by a holder to respond to such written offer of prepayment prior to the Proposed Prepayment Date shall be deemed to constitute a rejection of such offer with respect to all Notes held by such holder). If so accepted, such offered prepayment shall be due and payable on the Proposed Prepayment Date. Such offered prepayment shall be made at 100% of the principal amount of such Notes so prepaid, PLUS interest on all such Notes accrued to the Proposed Prepayment Date. If the Company shall at any time receive an acceptance to an offer to prepay Notes pursuant to this Section 8.2(b)(ii) from some, but not all of, the holders of the Notes, then the Company will, within two (2) Business Days after the receipt of such acceptance, give written notice of such acceptance to each other holder of the Notes.

                           (iii) OFFICER'S CERTIFICATE. Each offer to prepay the
                  Notes pursuant to Section 8.2(b) shall be accompanied by a certificate, executed by a Responsible Officer of the Company and dated the date of such offer, specifying:

                                    (A) the Proposed Prepayment Date;

                                    (B) that such payment is to be made pursuant
                           to the provisions of Section 8.2(b) of this Agreement;

                                    (C) the outstanding principal amount as of
                           the Proposed Prepayment Date of each Note offered to be prepaid;

                                    (D) the unpaid interest that would be due on
                           each such Note offered to be prepaid, accrued to the date fixed for payment;

                                    (E) that the conditions of Section 8.2(b)
                           have been fulfilled; and

                                    (F) in reasonable detail, the nature and
                           date or proposed date of the Change in Control.


         8.3.     OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

         The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in integral multiples of $1,000,000 and in a minimum amount of $5,000,000, at 100% of the principal amount so prepaid, plus interest thereon to the prepayment date and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.3 not less than ten (10) Business Days and not more than sixty (60) days prior to the date fixed for such prepayment. Each such notice shall specify such prepayment date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two
(2) Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. Any partial prepayment of the Notes pursuant to this Section 8.3 shall be applied in satisfaction of required payments of principal in inverse order of their scheduled due dates.


         8.4.     ALLOCATION OF PARTIAL PREPAYMENTS.

         In the case of each partial prepayment of the Notes pursuant to Section 8.3, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes (without distinguishing among the different Series) at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.


         8.5.     MATURITY; SURRENDER, ETC.

         In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and, in the case of any such prepayment pursuant to Section 8.3, the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.


         8.6.     PURCHASE OF NOTES.

         The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.


         8.7.     MAKE-WHOLE AMOUNT.

         The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, PROVIDED that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.3 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, the sum of (a) 0.50% per annum PLUS (b) the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on the Bloomberg Financial Market Service (or such other display as may replace Page PX1 on the Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (i) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (ii) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.3 or 12.1.

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.       AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         9.1.     COMPLIANCE WITH LAW.

         The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.


         9.2.     INSURANCE.

         The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated; provided, however, the Company may, to the extent permitted by law, provide for appropriate self-insurance with respect to workers' compensation.


         9.3.     MAINTENANCE OF PROPERTIES.

         The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, PROVIDED that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.


         9.4.     PAYMENT OF TAXES AND CLAIMS.

         The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, and to pay and discharge all amounts payable for work, labor and materials, in each case to the extent such taxes, assessments, charges, levies and amounts have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, PROVIDED that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or amount payable if (a) the amount, applicability or validity thereof is being actively contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and amounts payable in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         9.5.     CORPORATE EXISTENCE, ETC.

         Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence and will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries, except to the extent that, with respect to Subsidiaries, in the good faith judgment of the Company, the failure to do so could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company will at all times preserve and keep in full force and effect all certificates of convenience and necessity, rights and franchises, licenses, permits, operating rights and other authorization from any Governmental Authorities as are necessary for the ownership, operation and maintenance of its and its Subsidiaries' respective businesses and properties, unless the termination of or failure to preserve and keep in full force and effect such right, certificate or franchise, license, permit, operating right or other authorization would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.


         9.6.     PARI PASSU

         The Company covenants that all Debt owing under the Notes and under this Agreement will rank at least pari passu with all its other present and future unsecured Senior Debt.


10.      NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:


         10.1.    TRANSACTIONS WITH AFFILIATES.

         The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.


10.2.    MERGER, CONSOLIDATION, ETC.

         The Company will not, and will not permit any Subsidiary to, directly or indirectly, consolidate with, or merge into, any other Person or permit any other Person to consolidate with, or merge into, it, except that

                  (a) any Subsidiary may consolidate with, or merge into, the Company or any Wholly-Owned Subsidiary if, the Company or such Wholly-Owned Subsidiary is the surviving corporation; and

                  (b) the Company may consolidate with, or merge into, any other Person, or permit any other Person to consolidate with, or merge into, it, if

                           (i) the successor formed by such consolidation or the
                  survivor of such merger (the "SURVIVING CORPORATION"), is a solvent corporation organized under the laws of the United States of America or any State thereof (including the District of Columbia),

                           (ii) if the Company is not the Surviving Corporation,
                  (A) the Surviving Corporation shall have executed and delivered to each holder of the Notes its written assumption of the due and punctual performance and payment of each covenant and condition of the Company in this Agreement, the Other Agreements and the Notes, which assumption shall be in form and substance approved in writing by the Required Holders, and (B) the Company shall have caused to be delivered to each holder of the Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and

                           (iii) immediately after giving effect to such
                  transaction,

                                    (A) no Default or Event of Default shall
                           exist, and

                                    (B) the Surviving Corporation is permitted
                           to incur at least $1.00 of additional Funded Debt under the provisions of Section 10.3 and Section 10.4 and at least $1.00 of additional Priority Debt under the provisions of Section 10.5.


         10.3. FUNDED DEBT TO CONSOLIDATED CASH FLOWS.

         The Company will not permit the ratio of (i) Consolidated Funded Debt to (ii) Consolidated Cash Flow determined as of the end of the four fiscal quarter period then most recently ended, to exceed 3.00 to 1.00 at any time.


         10.4. ADJUSTED CONSOLIDATED FUNDED DEBT TO CONSOLIDATED MEMBERS' AND PATRONS' EQUITY.

         The Company shall not permit the ratio of Adjusted Consolidated Funded Debt to Consolidated Members' and Patrons' Equity to exceed .80 to 1.00 at any time.


10.5.    PRIORITY DEBT.

         The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, issue, incur or assume any Priority Debt if after giving effect thereto the aggregate outstanding principal amount of all Priority Debt would exceed 20% of Consolidated Net Worth at the time of such creation, issuance, incurrence or assumption.

         10.6.    LIENS.

         The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to be created, incurred or assumed or to exist (upon the happening of a contingency or otherwise), any Lien on or with respect to any property of the Company or any such Subsidiary, whether now owned or held or hereafter acquired (unless provision is made whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured as provided in the last paragraph of this Section 10.6), except:

                  (a) Liens for taxes, assessments or other governmental charges or levies securing obligations not overdue, or if overdue, being actively contested in good faith by appropriate proceedings that will prevent the forfeiture or sale of any property, provided that adequate reserves are established in accordance on the books of the Company or a Subsidiary of the Company in accordance with GAAP;

                  (b) attachment, judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Lien(s) is effectively stayed and the claims secured thereby are being actively contested in good faith in such manner that the property subject to such Lien(s) is not subject to forfeiture or sale, and further provided that adequate reserves are established on the books of the Company or a Subsidiary of the Company in accordance with GAAP;

                  (c) Liens incidental to the normal conduct of the business of the Company or a Subsidiary of the Company or to the ownership by the Company or a Subsidiary of its property which were not incurred in connection with the borrowing of money or the obtaining of credit or advances and which do not in the aggregate materially detract from the value of the property of the Company or any Subsidiary of the Company for the purpose of such business or materially impair the use thereof in the operation of the business of the Company or any Subsidiary of the Company, including, without limitation, Liens

                           (i) in connection with workers' compensation,
                  unemployment insurance, social security and other like laws,

                           (ii) to secure (or to obtain letters of credit that
                  secure) the performance of tenders, statutory obligations, surety and performance bonds (of a type other than set forth in Section 10.6(b)), bids, leases (other than Capital Leases), purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property,

                           (iii) to secure the claims or demands of materialmen,
                  mechanics, carriers, warehousemen, vendors, repairmen, landlords, lessors and other like Persons, arising in the ordinary course of business, and

                           (iv) in the nature of reservations, exceptions,
                  encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property;

         PROVIDED that any amounts secured by such Liens are not yet due and payable.

                  (d) Liens existing as of the date of this Agreement securing Debt and set forth on Schedule 5.16 hereto;

                  (e) any Lien renewing, extending or refunding any Lien permitted by paragraph (d) of this Section 10.6, provided that (a) the principal amount of the Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (b) such Lien is not extended to any other property, and (c) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

                  (f) Liens on property of the Company or any of its Subsidiaries securing Debt owing to the Company or to any of its Wholly-Owned Subsidiaries;

                  (g) any Lien created to secure all or any part of the purchase price or cost of construction, or to secure Debt incurred or assumed to pay all or a part of the purchase price or cost of construction, of any property (or any improvement thereon) acquired or constructed by the Company or a Subsidiary of the Company after the date of the Closing, PROVIDED that

                           (i) no such Lien shall extend to or cover any
                  property other than the property (or improvement thereon) being acquired or constructed or rights relating solely to such item or items of property (or improvement thereon),

                           (ii) the principal amount of Debt secured by any such
                  Lien shall at no time exceed an amount equal to the lesser of
                  (A) the cost to the Company or such Subsidiary of the property (or improvement thereon) being acquired or constructed or (B) the Fair Market Value (as determined in good faith by the Company) of such property, determined at the time of such acquisition or at the time of substantial completion of such construction, and

                           (iii) such Lien shall be created contemporaneously
                  with, or within 180 days after, the acquisition or completion of construction of such property (or improvement thereon);

                  (h) any Lien existing on property acquired by the Company or any Subsidiary of the Company at the time such property is so acquired (whether or not the Debt secured thereby is assumed by the Company or such Subsidiary) or any Lien existing on property of a Person immediately prior to the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company, PROVIDED that

                           (i) no such Lien shall have been created or assumed
                  in contemplation of such acquisition of property or such consolidation or merger,

                           (ii) such Lien shall extend only to the property
                  acquired or the property of such Person merged into or consolidated with the Company or Subsidiary which was subject to such Lien as of the time of such consolidation or merger, and

                           (iii) the principal amount of the Debt secured by any
                  such Lien shall at no time exceed an amount equal to 100% of the Fair Market Value (as determined in good faith by the board of directors of the Company or such Subsidiary) of the property subject thereto at the time of the acquisition thereof or at the time of such merger or consolidation;

                  (i) Liens to CoBank and other cooperatives with respect to equity held by the Company in such banks or other cooperatives securing Debt, provided that the aggregate amount of such equity securing Debt shall not exceed $50,000,000 at any one time; and

                  (j) other Liens not otherwise permitted under clause (a) through (i) of this Section 10.6 securing Debt, provided that the creation, issuance, incurrence or assumption of such Debt is permitted under Sections 10.3, 10.4 and 10.5 hereof.

If, notwithstanding the prohibition contained herein, the Company shall, or shall permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien, other than those Liens permitted by the provisions of paragraphs (a) through (j) of this Section 10.6 (but including any Liens in respect of the Primary Bank Facility whether or not permitted by paragraphs (a) - (j) of this Section 10.6), it will make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders (including intercreditor arrangements providing for the pari passu treatment of the Notes and all such secured Debt) and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. For the avoidance of doubt, the Company acknowledges that it will not, and will not permit any Subsidiary to, secure or grant any Liens in respect of the Primary Bank Facility, unless an equal and ratable Lien is granted in respect of the Notes.


         10.7.    SALE OF ASSETS.

                  (a) SALE OF ASSETS. The Company will not, and will not permit any of its Subsidiaries to, make any Transfer, PROVIDED that the foregoing restriction does not apply to a Transfer if:

                           (i) the property that is the subject of such Transfer
                  constitutes either (A) inventory held for sale, or (B) equipment, fixtures, supplies or materials no longer required, in the opinion of the Company or such Subsidiary, in the operation of the business of the Company or such Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (A) or clause (B), such Transfer is in the ordinary course of business (an "ORDINARY COURSE TRANSFER");

                           (ii) such Transfer is from a Subsidiary to the
                  Company or a Wholly-Owned Subsidiary, so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (each such Transfer, collectively with any Ordinary Course Transfers, "EXCLUDED TRANSFERS"); or

                           (iii) such Transfer is a lease of the assets of the
                  Company or any Subsidiary of the Company to any joint venture entity, of which the Company or any Subsidiary of the Company holds an ownership interest and shares in the earnings; PROVIDED that the terms of any such lease and the division of the joint venture's earnings, when viewed as a whole, can be reasonably expected to generate the same or greater book earnings and cash flow for the Company or Subsidiary of the Company as would be generated absent such lease.

                  (b) DEBT PREPAYMENT APPLICATIONS AND REINVESTED TRANSFERS.

                           (i) Notwithstanding the provisions of Section
                  10.7(a), the Company or any Subsidiary may Transfer any of its properties at the Fair Market Value thereof; PROVIDED that

                                    (A) either (1) such Transfer is not an
                           Excluded Transfer and does not involve a Substantial Portion of the property of the Company and its Subsidiaries, or, (2) concurrently with the making of such Transfer the Net Proceeds Amount with respect to such Transfer (the "DESIGNATED PORTION") is either
                           (x) applied to the acquisition by the Company or the Subsidiary making such Transfer of assets of a nature similar to, and of at least an equivalent value of the assets which were the subject of such Transfer, or is committed to be applied to such acquisition within one year of the date of such Transfer (a "REINVESTED TRANSFER"), or (y) applied to a Debt Prepayment Application with respect to such Transfer, in either case hereof, within one year of the consummation of such Transfer, as specified in an Officer's Certificate delivered to each holder of Notes prior to, or contemporaneously with, the consummation of such Transfer; and

                                    (B) immediately after giving effect to such
                           Transfer (1) no Default or Event of Default shall exist and (2) the Company is able to incur at least $1.00 of additional Funded Debt under the provisions of Section 10.3 and Section 10.4 hereof and at least $1.00 of additional Priority Debt under the provisions of Section 10.5 hereof.

                           (ii) If, notwithstanding the certificate referred to
                  in the foregoing clause 10.7(b)(i)(A), the Company shall fail to apply the entire amount of the Designated Portion as specified in such certificate within the period stated in
                  Section 10.7(b)(i), an Event of Default shall be deemed to have existed as of the expiration of such period and shall be deemed to be continuing.

                  (c) CERTAIN DEFINITIONS. The following terms have the following meanings:

                           (i) "DEBT PREPAYMENT APPLICATION" means, with respect
                  to any Transfer by the Company or any Subsidiary, the application by the Company or such Subsidiary of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay the outstanding principal of all Funded Debt of the Company or such Subsidiary (other than Funded Debt owing to any of the Subsidiaries or any Affiliate and Funded Debt in respect of any revolving credit or similar facility providing the Company or such Subsidiary with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Funded Debt, the availability of loans or other extensions of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Funded Debt), PROVIDED that in the course of making such application the Company shall offer to prepay each outstanding Note in a principal amount that equals the Ratable Portion for such Note PLUS interest on all such Notes accrued to the date of such payment. The Company will give each holder of Notes written notice of such offered prepayment not less than ten (10) Business Days and not more than sixty
                  (60) days prior to the date fixed for such prepayment, specifying such prepayment date, the aggregate principal amount of the Notes to be prepaid on such date and the Ratable Portion payable with respect to each such Note. A holder of Notes may accept or reject such offer to prepay by causing a notice of such acceptance or rejection to be delivered to the Company at least two (2) Business Days prior to the prepayment date specified by the Company in such offer. If a holder of Notes has not responded to such offer by a date which is at least two (2) Business Days prior to such specified prepayment date, such holder shall be deemed to have rejected such offer of prepayment. If any holder of a Note rejects or is deemed to have rejected such offer of prepayment, then, for purposes of determining the extent to which any Net Proceeds Amount has been applied to a Debt Prepayment Application, the Company nevertheless will be deemed to have paid Funded Debt in an amount equal to the Ratable Portion for such Note.

                           As used in this definition,

                           "RATABLE PORTION" means, for any Note, an amount
                  equal to the product of

                                    (a) the Net Proceeds Amount (or any portion
                           thereof) being so offered to be applied to the payment of Funded Debt, MULTIPLIED BY

                                    (b) a fraction the numerator of which is the
                           outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of Funded Debt of the Company and its Subsidiaries, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

                           (ii) "DISPOSITION VALUE" means, at any time, with
                  respect to any Transfer,

                                    (A) in the case of property that does not
                           constitute capital stock of or other ownership interests in any Subsidiary of the Company, the book value thereof, valued at the time of such Transfer in good faith by the board of directors of the Company, and

                                    (B) in the case of property that constitutes
                           capital stock of or other ownership interests in any Subsidiary of the Company, an amount equal to that percentage of the book value of the assets of the Subsidiary that issued such capital stock or other ownership interests as is equal to the percentage that the book value that such capital stock or other ownership interests represents of the book value of all of the outstanding capital stock of or other ownership interests in such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock or other ownership interests are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion), determined as of time of such Transfer in good faith by the board of directors of the Company.

                           (iii) "NET PROCEEDS AMOUNT" means, with respect to
                  any Transfer of any property by any Person, an amount equal to the difference of

                                    (a) the aggregate amount of the
                           consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, MINUS

                                    (b) all ordinary and reasonable
                           out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer and any income taxes fairly attributable to such Transfer.

                           (iv) "SUBSTANTIAL PORTION" means, at any time, any
                  property subject to a Transfer if the Disposition Value of such property, when added to the Disposition Value of all other property of the Company and its Subsidiaries that shall have been the subject of a Transfer (other than an Excluded Transfer and subject, with respect to both such property and all such other property, to the provisions of Section 10.7(b)) during the then current fiscal year of the Company, exceeds an amount equal to 25% of Consolidated Total Assets as reflected (or as would be reflected) in the consolidated balance sheet of the Company for the fiscal year of the Company then most recently ended.

                           (iv) "TRANSFER" means, with respect to any Person,
                  any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, capital stock of or other ownership interests in, any other Person.


         10.8.    LINE OF BUSINESS.

         The Company will not, and will not permit any Subsidiary to, engage to any Material extent in any business activity or operations other than operations or activities, (a) in or reasonably related to the agriculture industry, (ii) in the food industry or (iii) in which the Company and its Subsidiaries are otherwise engaged on the date hereof as described in the Memorandum or businesses reasonably related thereto or in furtherance thereof.


         10.9.    SUBSIDIARY DISTRIBUTION RESTRICTIONS.

         The Company covenants that it will not, and will not permit any Subsidiary (other than NCRA) of the Company to, enter into, or be otherwise subject to, any contract or agreement (including its certificate of incorporation) which limits the amount of, or otherwise imposes restrictions on the payment of, Distributions by any Subsidiary of the Company.


         10.10.   SUBSIDIARY PREFERRED STOCK.

         The Company covenants that it will not permit any Subsidiary of the Company to issue or permit to be outstanding any class of capital stock which has priority over any other class of capital stock of such Subsidiary as to Distributions or in liquidation.


         10.11.   ISSUANCE OF STOCK BY SUBSIDIARIES.

         The Company covenants that it will not permit any Subsidiary of the Company to issue, sell or otherwise dispose of any shares of any class of its stock (either directly or indirectly by the issuance of rights or options for, or securities convertible into, such shares) except to the Company or another Subsidiary of the Company.


11.      EVENTS OF DEFAULT.

         An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or

                  (c) the Company defaults in the performance of or compliance with any term contained in any of Section 7.1(d), Section 8.2 (other than any payment default occurring under Sections 11(a) and/or 11(b)) or Section 10 (other than Section 10.8) hereof; or

                  (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

                  (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any agreement, term or condition contained in any instrument or agreement evidencing any Debt in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Debt; or

                  (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,
         (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay; or

                  (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed five percent (5%) of Consolidated Net Worth for any period of ten (10) consecutive calendar days or more, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,
         (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in Section 3 of ERISA.


12.      REMEDIES ON DEFAULT, ETC.


         12.1.    ACCELERATION.

                  (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause
         (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 66-2/3% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.


         12.2.    OTHER REMEDIES.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Financing Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.


         12.3.    RESCISSION.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders may, by written notice to the Company, rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         12.4.    NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

         No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by any Financing Document upon any holder of any Note shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.


13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.


         13.1.    REGISTRATION OF NOTES.

         The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.


         13.2.    TRANSFER AND EXCHANGE OF NOTES.

         Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1A or
Exhibit 1B, as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, PROVIDED that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

         13.3.    REPLACEMENT OF NOTES.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (PROVIDED that if the holder of such Note is, or is a nominee for, an original Purchaser or a Qualified Institutional Buyer, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.


14.      PAYMENTS ON NOTES.

         So long as you or your nominee shall be the holder of any Note, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14 to any Qualified Institutional Buyer or Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.


15.      EXPENSES, ETC.


         15.1.    TRANSACTION EXPENSES.

         Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of the Financing Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Financing Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Financing Documents, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Financing Documents. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).


         15.2.    SURVIVAL.

         The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.


16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained in any Financing Document shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under any Financing Document. Subject to the preceding sentence, the Financing Documents embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.


17.      AMENDMENT AND WAIVER.


         17.1.    REQUIREMENTS.

         This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

         17.2.    SOLICITATION OF HOLDERS OF NOTES.

                  (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.


         17.3.    BINDING EFFECT, ETC.

         Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.


         17.4.    NOTES HELD BY COMPANY, ETC.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under any of the Financing Documents, or have directed the taking of any action provided in any of the Financing Documents to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.


         18.      NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                           (i) if to you or your nominee, to you or it at the
                  address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                           (ii) if to any other holder of any Note, to such
                  holder at such address as such other holder shall have specified to the Company in writing, or

                           (iii) if to the Company, to the Company at its
                  address set forth at the beginning hereof to the attention of John Schmitz, Executive Vice President and Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.


19.      REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.


20.      CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, PROVIDED that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under
Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, PROVIDED that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Financing Documents. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.


21.      SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      MISCELLANEOUS.


         22.1.    SUCCESSORS AND ASSIGNS.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.


         22.2.    PAYMENTS DUE ON NON-BUSINESS DAYS.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.


         22.3.    SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.


         22.4.    CONSTRUCTION.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.


         22.5.    COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.


         22.6.    GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.


                                               Very truly yours,

                                               CENEX HARVEST STATES COOPERATIVES


                                               By:  ____________________________
                                               Name:
                                               Title:


The foregoing is hereby agreed to
as of the date thereof.

[PURCHASER]


By:  ___________________________
Name:
Title:






                  [Signature Page to Note Purchase Agreement]

                                   SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

============================================= ===========================================================================
PURCHASER NAME                                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-1; $21,500,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  The Bank of New York
                                              New York, NY ABA # 021-000-018
                                              Acct. # 890-0304-391

                                              Re:      (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       The Prudential Insurance Company of America
                                              c/o Investment Operations Group
                                              Gateway Center Two, 10th Floor
                                              100 Mulberry Street
                                              Newark, NJ 07102-4077
                                              Attn:    Manager, Billings and Collections

                                              Fax:     973-802-8764

                                              with a copy to:
                                              --------------

                                              The Prudential Insurance Company of America
                                              c/o Prudential Capital Group
                                              Two Prudential Plaza
                                              180 North Stetson Street, Suite 5600
                                              Chicago, IL 60601
                                              Attn:    Managing Director

                                              Tel:     312-540-0931
                                              Fax:     312-540-4222

                                              with receipt of telephonic prepayment notices to:
                                              ------------------------------------------------

                                              Manager, Trade Management Group

                                              Tel:     973-802-6009
                                              Fax:     800-224-2278
--------------------------------------------- ---------------------------------------------------------------------------

                                  Schedule A-1

============================================= ===========================================================================
PURCHASER NAME                                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 The Prudential Insurance Company of America
                                              c/o Prudential Capital Group
                                              Two Prudential Plaza
                                              180 North Stetson Street, Suite 5600
                                              Chicago, IL 60601
                                              Attn:    Managing Director

                                              Tel:     312-540-0931
                                              Fax:     312-540-4222
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                              By: ________________________________
                                              Name:
                                              Title: Vice President
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             The Prudential Insurance Company of America
                                              c/o Prudential Capital Group
                                              Two Prudential Plaza
                                              180 North Stetson Street, Suite 5600
                                              Chicago, IL 60601
                                              Attn:    Wiley S. Adams
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     22-1211670
============================================= ===========================================================================

                                  Schedule A-2

============================================= ===========================================================================
PURCHASER NAME                                PRUCO LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
PURCHASER NAME                                PRUCO LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              PRUCO LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-2; $1,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  The Bank of New York
                                              New York, NY ABA # 021-000-018
                                              Acct. # 890-0304-421

                                              Re:      (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Pruco Life Insurance Company
                                              c/o Investment Operations Group
                                              Gateway Center Two, 10th Floor
                                              100 Mulberry Street
                                              Newark, NJ 07102-4077
                                              Attn:    Manager, Billings and Collections

                                              Fax:     973-802-8764

                                              with a copy to:
                                              --------------

                                              Pruco Life Insurance Company
                                              c/o Prudential Capital Group
                                              Two Prudential Plaza
                                              180 North Stetson Street, Suite 5600
                                              Chicago, IL 60601
                                              Attn:    Managing Director

                                              Tel:     312-540-0931
                                              Fax:     312-540-4222

                                              with receipt of telephonic prepayment notices to:
                                              ------------------------------------------------

                                              Manager, Trade Management Group

                                              Tel:     973-802-6009
                                              Fax:     800-224-2278
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Pruco Life Insurance Company
                                              c/o Prudential Capital Group
                                              Two Prudential Plaza
                                              180 North Stetson Street, Suite 5600
                                              Chicago, IL 60601
                                              Attn:    Managing Director

                                              Tel:     312-540-0931
                                              Fax:     312-540-4222
============================================= ===========================================================================

                                  Schedule A-3

============================================= ===========================================================================
PURCHASER NAME                                PRUCO LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            PRUCO LIFE INSURANCE COMPANY

                                              By: ________________________________
                                              Name:
                                              Title: Vice President
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Pruco Life Insurance Company
                                              c/o Prudential Capital Group
                                              Two Prudential Plaza
                                              180 North Stetson Street, Suite 5600
                                              Chicago, IL 60601
                                              Attn:    Wiley S. Adams
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     22-1944557
=============================================== =========================================================================

                                  Schedule A-4

============================================= ===========================================================================
PURCHASER NAME                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-3; $3,750,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Chase Manhattan Bank
                                              4 New York Plaza New York, NY
                                              10004 ABA # 021-000-021 Chase
                                              NYC/Cust Acct. # 900-9-000200
                                              For further credit to G 08965 CRD

                                              Re:  Hartford  Life  Insurance  Company and  "Accompanying  information"
                                              below
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Hartford Investment Management Company
                                              c/o Portfolio Support
                                              P.O. Box 1744
                                              Hartford, CT 06144-1744

                                              Fax:   860-297-8875 / 8876
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Prudential Private Placement Investors, L.P.
                                              4 Gateway Center
                                              100 Mulberry Street
                                              Newark, NJ 07102
                                              Attn:  Albert Trank, Senior Vice President

                                              Tel:   973-802-8608
                                              Fax:   973-624-6432
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            HARTFORD LIFE INSURANCE COMPANY
                                              By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
                                              By:    Prudential Private Placement Investors, Inc. (as its General Partner)

                                              By: ________________________________
                                              Name:
                                              Title: Vice President
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Hartford Life Insurance Company
                                              c/o Prudential Capital Group
                                              Two Prudential Plaza
                                              180 North Stetson Street, Suite 5600
                                              Chicago, IL 60601
                                              Attn:  Wiley S. Adams
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     06-9774148
============================================= ===========================================================================

                                  Schedule A-5


============================================= ===========================================================================
PURCHASER NAME                                GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-4; $7,500,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  The Bank of New York
                                              New York, NY
                                              ABA # 021-000-018
                                              BNF:  IOC566 - Income Collections
                                              Attn: William Cashman

                                              Re:  Golden American Life Insurance Company (MVA Acct.), Acct. # 136374,
                                                   and "Accompanying information" below
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:          CENEX HARVEST STATES COOPERATIVES

                                              Description of Security: 4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                     15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       ING Investment Management LLC
                                              5780 Powers Ferry Road, NW, Suite 300
                                              Atlanta, GA 30327-4943
                                              Attn:  Securities Accounting

                                              Fax:   770-690-4899
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Prudential Private Placement Investors, L.P.
                                              4 Gateway Center
                                              100 Mulberry Street
                                              Newark, NJ 07102
                                              Attn:  Albert Trank, Senior Vice President

                                              Tel: 973-802-8608
                                              Fax: 973-624-6432
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                              By:  Prudential Private Placement Investors, L.P. (as Investment Advisor)
                                              By:  Prudential Private Placement Investors, Inc. (as its General Partner)

                                              By: ________________________________
                                              Name:
                                              Title: Vice President

--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Golden American Life Insurance Company
                                              c/o Prudential Capital Group
                                              Two Prudential Plaza
                                              180 North Stetson Street, Suite 5600
                                              Chicago, IL 60601
                                              Attn:    Wiley S. Adams

--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     41-0991508
============================================= ===========================================================================

                                  Schedule A-6

============================================= ===========================================================================
PURCHASER NAME                                GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              SALKELD & CO.

--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-5; $11,250,000

--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Bankers Trust Company
                                              14 Wall Street
                                              New York, NY 10005
                                              SWIFT Code:  BKTR US 33
                                              ABA # 021-001-033
                                              Acct. # 99-911-145

                                              FCC # 087738/GECA LTC - PRU

                                              Re:   (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:          CENEX HARVEST STATES COOPERATIVES

                                              Description of Security: 4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                     15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       GE Financial Assurance
                                              Account:  GECA LTC
                                              Two Union Square, 601 Union Street
                                              Seattle, WA 98101
                                              Attn: Investment Operations

                                              Fax:  203-356-4688
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Prudential Private Placement Investors, L.P.
                                              4 Gateway Center
                                              100 Mulberry Street
                                              Newark, NJ 07102
                                              Attn: Albert Trank, Senior Vice President

                                              Tel: 973-802-8608
                                              Fax: 973-624-6432
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
                                              By:  Prudential Private Placement Investors, L.P. (as Investment Advisor)
                                              By:  Prudential Private Placement Investors, Inc. (as its General Partner)

                                              By: ________________________________
                                              Name:
                                              Title: Vice President
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             General Electric Capital Assurance Company
                                              c/o Prudential Capital Group
                                              Two Prudential Plaza
                                              180 North Stetson Street, Suite 5600
                                              Chicago, IL 60601
                                              Attn: Wiley S. Adams
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     91-6027719
============================================= ===========================================================================

                                  Schedule A-7

============================================= ===========================================================================
PURCHASER NAME                                THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RE-1; $20,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  State Street Bank and Trust Company
                                              Boston, MA  02101
                                              ABA # 011-000-028
                                              Re:      The Variable Annuity Life Insurance Company
                                              A/C:     0125-821-9
                                              OBI = 15131# AE 6 and description of payment
                                              Fund # PA 54

                                              Re: (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:          CENEX HARVEST STATES COOPERATIVES

                                              Description of Security: 5.60% Series E Senior Notes due October 18, 2017

                                              PPN:                     15131# AE 6

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       The Variable Annuity Life Insurance Company and PA 54
                                              c/o State Street Bank Corporation
                                              801 Pennsylvania
                                              Kansas City, MO 64105
                                              Attn: Insurance Services

                                              Fax:     816-691-3619

                                              with a copy to:
                                              --------------

                                              The Variable Annuity Life Insurance Company and PA 54
                                              c/o AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-04
                                              Houston, TX  77019-2155
                                              Attn:    Private Placement Department

                                              Fax:     713-831-1072

                                              and a copy to:
                                              -------------

                                              AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-01
                                              Houston, TX  77019-2155
                                              Attn:    Legal Department - Investment Management

                                              Fax:     713-831-2328
=========================================================================================================================

                                  Schedule A-8

============================================= ===========================================================================
PURCHASER NAME                                THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 The Variable Annuity Life Insurance Company and PA 54
                                              c/o AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-04
                                              Houston, TX  77019-2155
                                              Attn:    Private Placement Department

                                              Fax:     713-831-1072

                                              with a copy to:
                                              --------------

                                              AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-01
                                              Houston, TX  77019-2155
                                              Attn:    Legal Department - Investment Management

                                              Fax:     713-831-2328
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                              AIG ANNUITY INSURANCE COMPANY
                                              THE FRANKLIN LIFE INSURANCE COMPANY
                                              THE UNITED STATES LIFE INSURANCE COMPANY
                                              IN THE CITY OF NEW YORK
                                              By:      AIG Global Investment Corp., investment adviser

                                                       By:___________________________________
                                                       Name:
                                                       Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             State Street Bank and Trust Company
                                              Securities Services
                                              225 Franklin Street
                                              Boston, MA  02105
                                              Attn: Ana Barnes
                                                    Receive and Deliver

                                              with a request that Ms. Barnes confirm  receipt of original  securities and
                                              ---------------------------------------------------------------------------
                                              forward a copy of same to:
                                              --------------------------

                                              Susie Hayes
                                              AIG Global Investment Corp.
                                              2929 Allen Parkway, A36-01
                                              Houston, TX 77019

                                              provide a carbon copy of the above to:
                                              -------------------------------------

                                              Ed Holmes
                                              Fax:     713-831-2328
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     74-1625348
============================================= ===========================================================================

                                  Schedule A-9

============================================= ===========================================================================
PURCHASER NAME                                AIG ANNUITY INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              AIG ANNUITY INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RE-2; $10,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  State Street Bank and Trust Company
                                              Boston, MA  02101
                                              ABA # 011-000-028
                                              Re:      AIG Annuity Insurance Company
                                              A/C:     7215-132-7
                                              OBI =    15131# AE 6 and description of payment
                                              Fund # WE1B

                                              Re:  (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   5.60% Series E Senior Notes due October 18, 2017

                                              PPN:                       15131# AE 6

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       AIG Annuity Insurance Company and WE1B
                                              c/o State Street Bank Corporation
                                              801 Pennsylvania
                                              Kansas City, MO  64105
                                              Attn:    Insurance Services

                                              Fax:     816-691-3619

                                              with a copy to:
                                              --------------

                                              AIG Annuity Insurance Company and WE1B
                                              c/o AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-04
                                              Houston, TX  77019-2155
                                              Attn:    Private Placement Department

                                              Fax:     713-831-1072

                                              and a copy to:
                                              -------------

                                              AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-01
                                              Houston, TX  77019-2155
                                              Attn:    Legal Department - Investment Management

                                              Fax:     713-831-2328
============================================= ===========================================================================

                                 Schedule A-10

============================================= ===========================================================================
PURCHASER NAME                                AIG ANNUITY INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 AIG Annuity Insurance Company and WE1B
                                              c/o AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-04
                                              Houston, TX  77019-2155
                                              Attn:    Private Placement Department

                                              Fax:     713-831-1072

                                              with a copy to:
                                              --------------

                                              AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-01
                                              Houston, TX  77019-2155
                                              Attn:    Legal Department - Investment Management

                                              Fax:     713-831-2328
--------------------------------------------- ---------------------------------------------------------------------------


Other Instructions                            THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                              AIG ANNUITY INSURANCE COMPANY
                                              THE FRANKLIN LIFE INSURANCE COMPANY
                                              THE UNITED STATES LIFE INSURANCE COMPANY
                                              IN THE CITY OF NEW YORK
                                              By:      AIG Global Investment Corp., investment adviser

                                                       By:___________________________________
                                                       Name:
                                                       Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             State Street Bank and Trust Company
                                              Securities Services
                                              225 Franklin Street
                                              Boston, MA  02105
                                              Attn: Ana Barnes
                                                    Receive and Deliver

                                              with a request that Ms. Barnes confirm  receipt of original  securities and
                                              ---------------------------------------------------------------------------
                                              forward a copy of same to:
                                              --------------------------

                                              Susie Hayes
                                              AIG Global Investment Corp.
                                              2929 Allen Parkway, A36-01
                                              Houston, TX 77019

                                              provide a carbon copy of the above to:
                                              -------------------------------------

                                              Ed Holmes
                                              Fax:     713-831-2328
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     75-0770838
============================================= ===========================================================================

                                 Schedule A-11

============================================= ===========================================================================
PURCHASER NAME                                THE FRANKLIN LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              THE FRANKLIN LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RE-3; $10,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  State Street Bank and Trust Company
                                              Boston, MA  02101
                                              ABA # 011-000-028
                                              Re:      The Franklin Life Insurance Company
                                              A/C:     2492-440-9
                                              OBI = 15131# AE 6 and description of payment
                                              Fund # PA 37

                                              Re: (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   5.60% Series E Senior Notes due October 18, 2017

                                              PPN:                       15131# AE 6

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       The Franklin Life Insurance Company and PA 37
                                              c/o State Street Bank Corporation
                                              801 Pennsylvania
                                              Kansas City, MO  64105
                                              Attn:    Insurance Services

                                              Fax:     816-691-3619

                                              with a copy to:
                                              --------------

                                              The Franklin Life Insurance Company and PA 37
                                              c/o AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-04
                                              Houston, TX  77019-2155
                                              Attn:    Private Placement Department

                                              Fax:     713-831-1072

                                              and a copy to:
                                              -------------

                                              AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-01
                                              Houston, TX 77019-2155
                                              Attn:    Legal Department - Investment Management

                                              Fax:     713-831-2328
============================================= ===========================================================================

                                 Schedule A-12

============================================= ===========================================================================
PURCHASER NAME                                THE FRANKLIN LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 The Franklin Life Insurance Company and PA 37
                                              c/o AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-04
                                              Houston, TX  77019-2155
                                              Attn:    Private Placement Department

                                              Fax:     713-831-1072

                                              with a copy to:
                                              --------------

                                              AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-01
                                              Houston, TX 77019-2155
                                              Attn:    Legal Department - Investment Management

                                              Fax:     713-831-2328
--------------------------------------------- -------------------------------------------------------------------------
Other Instructions                            THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                              AIG ANNUITY INSURANCE COMPANY
                                              THE FRANKLIN LIFE INSURANCE COMPANY
                                              THE UNITED STATES LIFE INSURANCE COMPANY
                                              IN THE CITY OF NEW YORK
                                              By:      AIG Global Investment Corp., investment adviser

                                                       By:___________________________________
                                                       Name:
                                                       Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             State Street Bank and Trust Company
                                              Securities Services
                                              225 Franklin Street
                                              Boston, MA  02105
                                              Attn: Ana Barnes
                                                    Receive and Deliver

                                              with a request that Ms. Barnes confirm receipt of original securities and
                                              -------------------------------------------------------------------------
                                              forward a copy of same to:
                                              --------------------------

                                              Susie Hayes
                                              AIG Global Investment Corp.
                                              2929 Allen Parkway, A36-01
                                              Houston, TX 77019

                                              provide a carbon copy of the above to:
                                              -------------------------------------

                                              Ed Holmes
                                              Fax:     713-831-2328
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     37-0281650
============================================= ===========================================================================

                                 Schedule A-13

============================================= ===========================================================================
PURCHASER NAME                                THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RE-4; $5,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  State Street Bank and Trust Company
                                              Boston, MA  02101
                                              ABA # 011-000-028
                                              Re:      The United States Life Insurance Company in the City of New York
                                              A/C:     6956-534-9
                                              OBI = 15131# AE 6 and description of payment
                                              Fund # PA 77

                                              Re: (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   5.60% Series E Senior Notes due October 18, 2017

                                              PPN:                       15131# AE 6

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       The United States Life Insurance Company in the City of New York and PA 77
                                              c/o State Street Bank Corporation
                                              801 Pennsylvania
                                              Kansas City, MO  64105
                                              Attn:    Insurance Services

                                              Fax:     816-691-3619

                                              with a copy to:
                                              --------------

                                              The United States Life Insurance Company in the City of New York and PA 77
                                              c/o AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-04
                                              Houston, TX  77019-2155
                                              Attn:    Private Placement Department

                                              Fax:     713-831-1072

                                              and a copy to:
                                              -------------

                                              AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-01
                                              Houston, TX  77019-2155
                                              Attn:    Legal Department - Investment Management

                                              Fax:     713-831-2328
============================================= ===========================================================================

                                 Schedule A-14

============================================= ===========================================================================
PURCHASER NAME                                THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 The United States Life Insurance Company in the City of New York and PA 77
                                              c/o AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-04
                                              Houston, TX  77019-2155
                                              Attn:    Private Placement Department

                                              Fax:     713-831-1072

                                              with a copy to:
                                              --------------

                                              AIG Global Investment Corporation
                                              2929 Allen Parkway, A36-01
                                              Houston, TX  77019-2155
                                              Attn:    Legal Department - Investment Management

                                              Fax:     713-831-2328
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                              AIG ANNUITY INSURANCE COMPANY
                                              THE FRANKLIN LIFE INSURANCE COMPANY
                                              THE UNITED STATES LIFE INSURANCE COMPANY
                                              IN THE CITY OF NEW YORK
                                              By:      AIG Global Investment Corp., investment adviser

                                                       By:___________________________________
                                                       Name:
                                                       Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             State Street Bank and Trust Company
                                              Securities Services
                                              225 Franklin Street
                                              Boston, MA  02105
                                              Attn: Ana Barnes
                                                    Receive and Deliver

                                              with a request that Ms. Barnes confirm  receipt of original  securities and
                                              ---------------------------------------------------------------------------
                                              forward a copy of same to:
                                              --------------------------

                                              Susie Hayes
                                              AIG Global Investment Corp.
                                              2929 Allen Parkway, A36-01
                                              Houston, TX 77019

                                              provide a carbon copy of the above to:
                                              -------------------------------------

                                              Ed Holmes
                                              Fax:     713-831-2328
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     13-5459480
============================================= ===========================================================================

                                 Schedule A-15

============================================= ===========================================================================
PURCHASER NAME                                RELIASTAR LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              RELIASTAR LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-6; $20,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  The Bank of New York
                                              IOC 566 - INST'L CUSTODY
                                              ABA # 021-000-018
                                              Ref:     ReliaStar Life Insurance Company
                                              Acct. #: 187035 and 15131# AD 8

                                              Re:      (see "Accompanying Information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       ING Investment Management LLC
                                              5780 Powers Ferry Road, NW, Suite 300
                                              Atlanta, GA 30327-4349
                                              Attn:    Securities Accounting

                                              Fax:     (770) 690-4899
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 ING Investment Management LLC
                                              100 Washington Avenue South, Suite 1635
                                              Minneapolis, MN  55401-2121
                                              Attn:    Chris Patton

                                              Tel:     (612) 342-7576
                                              Fax:     (612) 372-5368

                                              with a copy to:
                                              --------------

                                              ING Investment Management LLC
                                              5780 Powers Ferry Road, NW, Suite 300
                                              Atlanta, GA  30327-4349
                                              Attn:    Private Placements

                                              Fax:     (770) 690-4899
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            RELIASTAR LIFE INSURANCE COMPANY
                                              By:  ING Investment Management LLC, as Agent

                                              By: ____________________________________
                                              Name:
                                              Title:
============================================= ===========================================================================

                                 Schedule A-16

============================================= ===========================================================================
PURCHASER NAME                                RELIASTAR LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             The Bank of New York
                                              Free Receipt / Delivery Window
                                              Window A, 3rd Floor
                                              One Wall Street
                                              New York, NY  10288
                                              Re:      Account # 187035

                                              with a copy of the above transmittal to:
                                              ---------------------------------------

                                              ING Investment Management LLC
                                              5780 Powers Ferry Road, NW, Suite 300
                                              Atlanta, GA  30327-4349
                                              Attn:    Joyce Resnick
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     41-0451140
============================================= ===========================================================================



                                 Schedule A-17

============================================= ===========================================================================
PURCHASER NAME                                ING LIFE INSURANCE AND ANNUITY COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              ING LIFE INSURANCE AND ANNUITY COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-7; $15,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  The Bank of New York
                                              ABA # 021-000-018
                                              BNF:     IOC566
                                              Attn: P&I Department
                                              Ref:     ING Life Insurance and Annuity Company
                                              Acct. #: 216101 and 15131# AD 8

                                              Re:      (see "Accompanying Information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       ING Investment Management LLC
                                              5780 Powers Ferry Road, NW, Suite 300
                                              Atlanta, GA 30327-4349
                                              Attn:    Securities Accounting

                                              Fax:     (770) 690-4899
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 ING Investment Management LLC
                                              100 Washington Avenue South, Suite 1635
                                              Minneapolis, MN  55401-2121
                                              Attn:    Chris Patton

                                              Tel:     (612) 342-7576
                                              Fax:     (612) 372-5368

                                              with a copy to:
                                              --------------

                                              ING Investment Management LLC
                                              5780 Powers Ferry Road, NW, Suite 300
                                              Atlanta, GA  30327-4349
                                              Attn:    Private Placements

                                              Fax:     (770) 690-4899
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            ING LIFE INSURANCE AND ANNUITY COMPANY
                                              By:  ING Investment Management LLC, as Agent

                                              By: ____________________________________
                                              Name:
                                              Title:
============================================= ===========================================================================

                                 Schedule A-18

============================================= ===========================================================================
PURCHASER NAME                                ING LIFE INSURANCE AND ANNUITY COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             The Bank of New York
                                              Free Receipt / Delivery Window
                                              Window A, 3rd Floor
                                              One Wall Street
                                              New York, NY  10288
                                              Re:      Account # 216101

                                              with a copy of the above transmittal to:
                                              ---------------------------------------

                                              ING Investment Management LLC
                                              5780 Powers Ferry Road, NW, Suite 300
                                              Atlanta, GA  30327-4349
                                              Attn:    Joyce Resnick
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     71-0294708
============================================= ===========================================================================



                                 Schedule A-19

============================================= ===========================================================================
PURCHASER NAME                                PACIFIC LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              MAC & CO.
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-8; $5,000,000
                                              RD-9; $5,000,000
                                              RD-10; $1,000,000
                                              RD-11; $1,000,000
                                              RD-12; $1,000,000
                                              RD-13; $1,000,000
                                              RD-14; $500,000
                                              RD-15; $500,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Boston Safe Deposit and Trust Company
                                              ABA# 011-001-234
                                              BOS SAFE DEP
                                              DDA # 125261
                                              Attn: MBS Income CC: 1253
                                              A/C:     Pacific Life General Account
                                                       PLCF1810132

                                              Re:  (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Mellon Trust
                                              Three Mellon Bank Center
                                              Pittsburgh, PA 15259
                                              Attn:    Pacific Life Accounting Team
                                                       AIM # 153-3610

                                              Fax:     412-236-7529

                                              with a copy to:
                                              --------------

                                              Pacific Life Insurance Company
                                              700 Newport Center Drive
                                              Newport Beach, CA  92660-6397
                                              Attn:    Cash Team
                                                       Securities Administration

                                              Fax:     949-640-4013
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Pacific Life Insurance Company
                                              700 Newport Center Drive
                                              Newport Beach, CA  92660-6397
                                              Attn:    Securities Department

                                              Fax:     949-219-5406
============================================= ===========================================================================

                                 Schedule A-20

============================================= ===========================================================================
PURCHASER NAME                                PACIFIC LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            PACIFIC LIFE INSURANCE COMPANY

                                              By: ________________________________
                                              Name:
                                              Title:

                                              By: ________________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Mellon Securities Trust Company
                                              120 Broadway, 13th Floor
                                              New York, NY 10271
                                              Attn: Robert Ferraro
                                              A/C:     Pacific Life General Acct
                                                       PLCF1810132

                                              Tel:     212-374-1918
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     95-1079000
============================================= ===========================================================================



                                 Schedule A-21

============================================= ===========================================================================
PURCHASER NAME                                HARTFORD FIRE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              HARTFORD FIRE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RE-5; $6,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Chase Manhattan Bank
                                              4 New York Plaza
                                              New York, NY 10004
                                              ABA # 021-000-021
                                              Chase NYC/Cust
                                              A/C # 900-9-000200 for further credit to G0244-FHO
                                              Attn:    Bond Interest/Principal - Cenex Harvest States Cooperatives]

                                              Re:  (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   5.60% Series E Senior Notes due October 18, 2017

                                              PPN:                       15131# AE 6

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Hartford Investment Management Company
                                              c/o Portfolio Support
                                              P.O. Box 1744
                                              Hartford, CT 06144-1744

                                              Fax:     860-297-8875 / 8876
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Hartford Investment Management Company
                                              c/o Investment Department - Private Placements
                                              P.O. Box 1744
                                              Hartford, CT 06144-1744

                                              Fax:     860-297-8884
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            HARTFORD FIRE INSURANCE COMPANY
                                              By:      Hartford Investment Services, Inc., its Agent and Attorney-in-Fact

                                              By______________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Chase Manhattan Bank
                                              North America Insurance
                                              3 MetroTech Center, 5th Floor South
                                              Brooklyn, NY 11245
                                              Attn: Bettye Carrera

                                              CUSTODY ACCOUNT # G0244-FHO MUST APPEAR ON OUTSIDE OF ENVELOPE
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     06-0383750
============================================= ===========================================================================

                                 Schedule A-22

============================================= ===========================================================================
PURCHASER NAME                                HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-16; $4,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Chase Manhattan Bank
                                              4 New York Plaza
                                              New York, NY 10004
                                              ABA # 021-000-021
                                              Chase NYC/Cust
                                              A/C # 900-9-000200 for further credit to G06956-EBD
                                              Attn:    Bond Interest/Principal - Cenex Harvest States Cooperatives]

                                              Re:  (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Hartford Investment Management Company
                                              c/o Portfolio Support
                                              P.O. Box 1744
                                              Hartford, CT 06144-1744

                                              Fax:     860-297-8875 / 8876
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Hartford Investment Management Company
                                              c/o Investment Department - Private Placements
                                              P.O. Box 1744
                                              Hartford, CT 06144-1744

                                              Fax:     860-297-8884
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
                                              By:      Hartford Investment Services, Inc., its Agent and Attorney-in-Fact

                                              By______________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Chase Manhattan Bank
                                              North America Insurance
                                              3 MetroTech Center, 5th Floor South
                                              Brooklyn, NY 11245
                                              Attn: Bettye Carrera

                                              CUSTODY ACCOUNT # G06956-EBD MUST APPEAR ON OUTSIDE OF ENVELOPE
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     06-0838648
============================================= ===========================================================================

                                 Schedule A-23

============================================= ===========================================================================
PURCHASER NAME                                HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-17; $3,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Chase Manhattan Bank
                                              4 New York Plaza
                                              New York, NY 10004
                                              ABA # 021-000-021
                                              Chase NYC/Cust
                                              A/C # 900-9-000200 for further credit to G06586-ITT
                                              Attn:    Bond Interest/Principal - Cenex Harvest States Cooperatives]

                                              Re:  (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Hartford Investment Management Company
                                              c/o Portfolio Support
                                              P.O. Box 1744
                                              Hartford, CT 06144-1744

                                              Fax:     860-297-8875 / 8876
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Hartford Investment Management Company
                                              c/o Investment Department - Private Placements
                                              P.O. Box 1744
                                              Hartford, CT 06144-1744

                                              Fax:     860-297-8884
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                              By:      Hartford Investment Services, Inc., its Agent and Attorney-in-Fact

                                              By______________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Chase Manhattan Bank
                                              North America Insurance
                                              3 MetroTech Center, 6th Floor
                                              Brooklyn, NY 11245
                                              Attn: Bettye Carrera

                                              CUSTODY ACCOUNT # G06586-ITT MUST APPEAR ON OUTSIDE OF ENVELOPE
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     39-1052598
============================================= ===========================================================================

                                 Schedule A-24

============================================= ===========================================================================
PURCHASER NAME                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-18; $2,900,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Citibank, N.A.
                                              111 Wall Street
                                              New York, NY 10043
                                              ABA # 021-000-089
                                              For MassMutual Long-Term Pool
                                              Acct. # 4067-3488

                                              Re:  (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA  01115
                                              Attn:    Securities Custody and Collection Department

                                              With telephone advice of payment to:
                                              -----------------------------------

                                              David L. Babson & Company Inc.
                                              Securities Custody and Collection Department

                                              Tel:     413-226-1803 / 1889
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn:    Securities Investment Division
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                              By:      David L. Babson & Company, Inc. as Investment Adviser

                                              By______________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn: Frank Lucchesi
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     04-1590850
============================================= ===========================================================================

                                 Schedule A-25

============================================= ===========================================================================
PURCHASER NAME                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-19; $2,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  JPMorgan Chase Bank
                                              4 Chase MetroTech Center
                                              New York, NY 10081 ABA #
                                              021-000-021 For MassMutual IFM
                                              Non-Traditional Acct. # 910-2509073

                                              Re:      (see "Accompanying Information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 800
                                              Springfield, MA  01115
                                              Attn:    Securities Custody and Collection Department

                                              With telephonic advice of payment to:
                                              ------------------------------------

                                              David L. Babson & Company Inc.
                                              Securities Custody and Collection Department

                                              Tel:     413-226-1803 / 1839
--------------------------------------------- ---------------------------------------------------------------------------
Address for All other Notices                 Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn:    Securities Investment Division
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                              By:      David L. Babson & Company Inc. as Investment Adviser

                                              By:___________________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn: Frank Lucchesi
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     04-1590850
============================================= ===========================================================================

                                 Schedule A-26

============================================= ===========================================================================
PURCHASER NAME                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-20; $900,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Citibank, N.A.
                                              111 Wall Street
                                              New York, NY 10043
                                              ABA # 021-000-089
                                              For MassMutual Spot Priced Contract
                                              Acct. # 3890-4953

                                              Re:      (see "Accompanying Information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 800
                                              Springfield, MA  01115
                                              Attn:    Securities Custody and Collection Department

                                              With telephonic advice of payment to:
                                              ------------------------------------

                                              David L. Babson & Company Inc.
                                              Securities Custody and Collection Department

                                              Tel:     413-226-1807 / 1839
--------------------------------------------- ---------------------------------------------------------------------------
Address for All other Notices                 Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn:    Securities Investment Division
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                              By:      David L. Babson & Company Inc. as Investment Adviser

                                              By:___________________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn: Frank Lucchesi
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     04-1590850
============================================= ===========================================================================

                                 Schedule A-27

============================================= ===========================================================================
PURCHASER NAME                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-21; $500,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Citibank, N.A.
                                              111 Wall Street
                                              New York, NY  10043
                                              ABA # 021-000-089
                                              For MassMutual Structured Settlement Fund
                                              Acct. # 4065-5423

                                              Re:      (see "Accompanying Information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 800
                                              Springfield, MA  01115
                                              Attn:    Securities Custody and Collection Department

                                              With telephonic advice of payment to:
                                              ------------------------------------

                                              David L. Babson & Company Inc.
                                              Securities Custody and Collection Department

                                              Tel:     413-226-1807 / 1839
--------------------------------------------- ---------------------------------------------------------------------------
Address for All other Notices                 Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn:    Securities Investment Division
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                              By:      David L. Babson & Company Inc. as Investment Adviser

                                              By:___________________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn: Frank Lucchesi
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     04-1590850
============================================= ===========================================================================

                                 Schedule A-28

============================================= ===========================================================================
PURCHASER NAME                                C.M. LIFE INSURANCE COMPANY C/O MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              C.M. LIFE INSURANCE COMPANY c/o MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-22; $1,700,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Citibank, N.A.
                                              111 Wall Street
                                              New York, NY 10043
                                              ABA # 021-000-089
                                              For Segment 43 - Universal Life
                                              Acct. # 4068-6561

                                              Re:      (see "Accompanying Information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       C.M. Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn:    Securities Custody and Collection Department - S431

                                              With telephonic advice of payment to:
                                              ------------------------------------

                                              David L. Babson & Company Inc.
                                              Securities Custody and Collection Department

                                              Tel:     413-226-1803 / 1839
--------------------------------------------- ---------------------------------------------------------------------------
Address for All other Notices                 C.M. Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn:    Securities Investment Division
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            C.M. LIFE INSURANCE COMPANY
                                              By:      David L. Babson & Company Inc. as Investment Sub-Adviser

                                              By:___________________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Massachusetts Mutual Life Insurance Company
                                              c/o David L. Babson & Company Inc.
                                              1500 Main Street, Suite 2800
                                              Springfield, MA 01115
                                              Attn: Frank Lucchesi
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     06-1041383
============================================= ===========================================================================

                                 Schedule A-29

============================================= ===========================================================================
PURCHASER NAME                                UNITED OF OMAHA LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              UNITED OF OMAHA LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RD-23; $5,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  JPMorgan Chase Bank
                                              ABA # 021-000-021
                                              Attn:    Private Income Processing
                                              For credit to United of Omaha Life Insurance Company
                                              Acct. #: 900-9000200
                                              A/C:     G07097

                                              Re:  (See "Accompanying information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   4.96% Series D Senior Notes due October 18, 2012

                                              PPN:                       15131# AD 8

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       JPMorgan Chase Bank
                                              14201 Dallas Parkway, 13th Floor
                                              Dallas, TX  75254-2917
                                              Attn:    G. Ruiz
                                                       Income Processing

                                              Re:      A/C:  G07097
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 United of Omaha Life Insurance Company
                                              4 - Investment Loan Administration
                                              Mutual of Omaha Plaza
                                              Omaha, NE 68175-1011
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            UNITED OF OMAHA LIFE INSURANCE COMPANY

                                              By: ________________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             JPMorgan Chase Bank
                                              North America Insurance, 6th Floor
                                              3 Chase Metrotech Center
                                              Brooklyn, NY 11245
                                              Attn:    Patricia A. Radzicki
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     47-0322111
============================================= ===========================================================================

                                 Schedule A-30

============================================= ===========================================================================
PURCHASER NAME                                MODERN WOODMEN OF AMERICA
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              MODERN WOODMEN OF AMERICA
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RE-6; $5,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  The Northern Trust Company
                                              50 South LaSalle Street
                                              Chicago, IL 60675
                                              ABA # 071-000-152
                                              Acct. Name:  Modern Woodmen of America
                                              Acct. # 84352

                                              Re:      (see "Accompanying Information" below)
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   5.60% Series E Senior Notes due October 18, 2017

                                              PPN:                       15131# AE 6

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Modern Woodmen of America
                                              1701 First Avenue
                                              Rock Island, IL 61201
                                              Attn:    Investment Accounting Department
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Modern Woodmen of America
                                              1701 First Avenue
                                              Rock Island, IL 61201
                                              Attn:    Investment Department
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            MODERN WOODMEN OF AMERICA

                                              By______________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Modern Woodmen of America
                                              1701 First Avenue
                                              Rock Island, IL 61201
                                              Attn:    Investment Department
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     36-1493430
============================================= ===========================================================================

                                 Schedule A-31

============================================= ===========================================================================
PURCHASER NAME                                AMERICAN REPUBLIC INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              WELLS FARGO BANK, N.A. AS CUSTODIAN FOR AMERICAN REPUBLIC INSURANCE
                                              COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RE-7; $2,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Wells Fargo Bank, N.A.
                                              ABA # 091-000-019
                                              BNFA = 0000840245
                                              BNF = Trust Clearing Account
                                              FFC Attn:  Income Collections, Acct. # 20983400
                                              For further credit to American Republic Insurance Co.
                                              Acct. # 20983400

                                              Re:      see "Accompanying Information" below
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   5.60% Series E Senior Notes due October 18, 2017

                                              PPN:                       15131# AE 6

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       American Republic Insurance Company
                                              c/o Advantus Capital Management, Inc.
                                              400 Robert Street North
                                              St. Paul, MN  55101
                                              Attn:    Client Administrator
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 American Republic Insurance Company
                                              c/o Advantus Capital Management, Inc.
                                              400 Robert Street North
                                              St. Paul, MN  55101
                                              Attn:    Client Administrator
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            AMERICAN REPUBLIC INSURANCE COMPANY
                                              By:      Advantus Capital Management, Inc.

                                              By: ________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Well Fargo Bank, N.A.
                                              MAC N9306-050
                                              733 Marquette Avenue, 5th Floor
                                              Minneapolis, MN 55479
                                               Attn: Brandi Pickel
                                                     Investors Building
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     42-0113630
============================================= ===========================================================================

                                 Schedule A-32

============================================= ===========================================================================
PURCHASER NAME                                GREAT WESTERN INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              MERRILL LYNCH FOR GREAT WESTERN INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RE-8; $1,000,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Deutsche Bank Trust Company Americas
                                              ABA # 021-001-033
                                              For credit to Merrill Lynch Pierce Fenner & Smith Inc.
                                              Acct. #:          00810935
                                              Reference Acct. #:70G-13700
                                              Reference Name:   Great Western Insurance Company
                                              Contact:          Dan Andriano
                                                                201-557-4208

                                              Re:      see "Accompanying Information" below
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   5.60% Series E Senior Notes due October 18, 2017

                                              PPN:                       15131# AE 6

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Great Western Insurance Company
                                              c/o Advantus Capital Management, Inc.
                                              400 Robert Street North
                                              St. Paul, MN  55101
                                              Attn: Christine Rule
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Great Western Insurance Company
                                              c/o Advantus Capital Management, Inc.
                                              400 Robert Street North
                                              St. Paul, MN  55101
                                              Attn: Christine Rule
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            GREAT WESTERN INSURANCE COMPANY
                                              By:      Advantus Capital Management, Inc.

                                              By: ________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             New York Window / DTCC
                                              55 Water Street
                                              New York, NY 10041
                                              Attn: Butch Puazo
                                              Acct. #: 70G-13700
                                                       Great Western Insurance Company

                                              Tel:     201-855-2465
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     87-0395954
============================================= ===========================================================================

                                 Schedule A-33

============================================= ===========================================================================
PURCHASER NAME                                NATIONAL FARM LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              NATIONAL FARM LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RE-9; $500,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Chase Bank of Texas
                                              Fort Worth, TX  76102
                                              ABA # 113-000-609
                                              For credit to National Farm Life Insurance Company
                                              Acct. # 07303034907

                                              Re:      see "Accompanying Information" below
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   5.60% Series E Senior Notes due October 18, 2017

                                              PPN:                       15131# AE 6

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       National Farm Life Insurance Company
                                              c/o Advantus Capital Management, Inc.
                                              400 Robert Street North
                                              St. Paul, MN  55101
                                              Attn:    Client Administrator
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 National Farm Life Insurance Company
                                              c/o Advantus Capital Management, Inc.
                                              400 Robert Street North
                                              St. Paul, MN  55101
                                              Attn:    Client Administrator
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            NATIONAL FARM LIFE INSURANCE COMPANY
                                              By:      Advantus Capital Management, Inc.

                                              By: ________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             National Farm Life Insurance Company
                                              6001 Bridge Street
                                              Fort Worth, TX 76112-2619
                                              Attn:    J. D. Davis, Jr.
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     75-0708826
============================================= ===========================================================================

                                 Schedule A-34

============================================= ===========================================================================
PURCHASER NAME                                PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Name in Which Note is Registered              WELLS FARGO BANK, N.A. AS CUSTODIAN FOR PROTECTED HOME MUTUAL LIFE
                                              INSURANCE COMPANY
--------------------------------------------- ---------------------------------------------------------------------------
Note Registration Number; Principal Amount    RE-10; $500,000
--------------------------------------------- ---------------------------------------------------------------------------
Payment on Account of Note

         Method                               Federal Funds Wire Transfer

         Account Information                  Wells Fargo Bank, N.A.
                                              ABA # 091-000-019 BNFA = 0840245
                                              BNF = Norwest Trust Clearing Mpls
                                              OBI = FFC to Norwest Client Acct. # 13371700
                                              Norwest Client Acct. Name: Protected Home Mutual Life Insurance Company

                                              Re:      see "Accompanying Information" below
--------------------------------------------- ---------------------------------------------------------------------------
Accompanying Information                      Name of Issuer:            CENEX HARVEST STATES COOPERATIVES

                                              Description of Security:   5.60% Series E Senior Notes due October 18, 2017

                                              PPN:                       15131# AE 6

                                              Due date and application (as among principal, premium and interest) of the payment being made.
--------------------------------------------- ---------------------------------------------------------------------------
Address for Notices Related to Payments       Protected Home Mutual Life Insurance Company
                                              c/o Advantus Capital Management, Inc.
                                              400 Robert Street North
                                              St. Paul, MN  55101
                                              Attn:    Client Administrator
--------------------------------------------- ---------------------------------------------------------------------------
Address for All Other Notices                 Protected Home Mutual Life Insurance Company
                                              c/o Advantus Capital Management, Inc.
                                              400 Robert Street North
                                              St. Paul, MN  55101
                                              Attn:    Client Administrator
--------------------------------------------- ---------------------------------------------------------------------------
Other Instructions                            PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY
                                              By:      Advantus Capital Management, Inc.

                                              By: ________________________
                                              Name:
                                              Title:
--------------------------------------------- ---------------------------------------------------------------------------
Instructions re Delivery of Notes             Well Fargo Bank, N.A.
                                              733 Marquette Avenue, Lower Level 1
                                              Minneapolis, MN 55479-0051
                                              Attn: Chuck Scholl
                                                    Security Control and Transfer

                                              Tel:  612-316-1916
--------------------------------------------- ---------------------------------------------------------------------------
Tax Identification Number                     25-0740310
============================================= ===========================================================================

                                 Schedule A-35

                                   SCHEDULE B

                                  DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "ADJUSTED CONSOLIDATED FUNDED DEBT" means Consolidated Funded Debt, plus the net present value of operating leases of the Company and its Subsidiaries as discounted by a rate of 10% per annum.

         "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Interests, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "AGREEMENT, THIS" is defined in Section 17.3.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

         "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "CAPITALIZED LEASE OBLIGATION" means with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease (net of interest expenses) which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

         "CHANGE IN CONTROL" means any Person or Persons acting in concert, together with the Affiliates thereof, directly or indirectly controlling or owning (beneficially or otherwise) in the aggregate more than 50% of the aggregate voting power of the issued and outstanding Voting Interests of the Company.

         "CLOSING" is defined in Section 3.

         "COBANK" means Co-Bank, ACB, a United States Agricultural Credit Bank.


                                  Schedule B-1

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "COMPANY" is defined in the introductory paragraph hereof.

         "CONFIDENTIAL INFORMATION" is defined in Section 20.

         "CONSOLIDATED CASH FLOW" means for any period shall mean the sum of (a) earnings before income taxes of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, PLUS (b) the amounts that have been deducted in the determination of such earnings before income taxes for such period for (i) interest expense for such period, (ii) depreciation for such period, (iii) amortization for such period and (iv) extraordinary non-cash losses for such period, MINUS (c) the amounts that have been included in the determination of such earnings before income taxes for such period for (i) one-time gains, (ii) extraordinary income, (iii) non-cash patronage income, and (iv) non-cash equity earnings in joint ventures.

         "CONSOLIDATED FUNDED DEBT" means as of any date of determination, the total of all Funded Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

         "CONSOLIDATED MEMBERS' AND PATRONS' EQUITY" means, with respect to the Company and its Subsidiaries, the amount of equity accounts, PLUS (or minus in the case of a deficit) the amount of surplus and retained earnings accounts of the Company and its Subsidiaries, PLUS (or minus in the case of a deficit) the minority interests in Subsidiaries; PROVIDED that the total amount of intangible assets of the Company and its Subsidiaries (including, without limitation, unamortized debt discount and expense, deferred charges and goodwill) included therein shall not exceed $30,000,000 (and to the extent such intangible assets exceed $30,000,000, they will not be included in the calculation of Consolidated Members' and Patrons' Equity); all as determined on a consolidated basis in accordance with GAAP consistently applied.

         "CONSOLIDATED NET WORTH" means as of any date, members' equity of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED TOTAL ASSETS" means at any time, the total assets of the Company and its Subsidiaries that would be shown on a consolidated balance sheet of the Company and its Subsidiaries at such time prepared in accordance with GAAP.

         "DEBT" means with respect to any Person

                  (a) all obligations of such Person for borrowed money (including all obligations for borrowed money secured by any Lien with respect to any property owned by such Person whether or not such Person has assumed or otherwise become liable for such obligations),


                                  Schedule B-2

                  (b) all obligations of such Person for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to such property),

                  (c) all Capitalized Lease Obligations of such Person and

                  (d) all Guaranties of such Person with respect to liabilities of the type described in clause (a), (b) or (c) of any other Person,

         PROVIDED that (i) Debt of a Subsidiary of the Company shall exclude such obligations and Guaranties of such Subsidiary if owed or guaranteed by a Subsidiary to the Company or a Wholly-Owned Subsidiary of the Company, (ii) Debt of the Company shall exclude such obligations and Guaranties if owed or guaranteed by the Company to a Wholly-Owned Subsidiary of the Company and (iii) Debt of the Company shall exclude any unfunded obligations which may exist now and in the future in the Company's pension plans.

         "DEBT PREPAYMENT APPLICATION" is defined in Section 10.7(c).

         "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "DEFAULT RATE" means that rate of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2% over the rate of interest publicly announced by The Bank of New York in New York, New York as its "base" or "prime" rate.

         "DESIGNATED PORTION" is defined in Section 10.7(b).

         "DISPOSITION VALUE" is defined in Section 10.7(c).

         "DISTRIBUTION" means, in respect of any corporation, association or other business entity:

                  (a) dividends or other distributions or payments on capital stock or other equity interests of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

                  (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

         "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the


                                  Schedule B-3
environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         "EVENT OF DEFAULT" is defined in Section 11.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCLUDED TRANSFERS" is defined in Section 10.7(a).

         "FAIR MARKET VALUE" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell, respectively).

         "FINANCING DOCUMENTS" means, collectively, this Agreement, the Other Agreements and the Notes.

         "FUNDED DEBT" means with respect to any Person, all Debt which would, in accordance with GAAP, be required to be classified as a long term liability on the books of such Person, and shall include, without limitation (i) any Debt which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, more than one year from the date of creation thereof, (ii) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which would, in accordance with GAAP, be required to be classified as a long term liability of such Person, (iii) any Capitalized Lease Obligation of such Person, and (iv) any Guaranty of such Person with respect to Funded Debt of another Person. Notwithstanding anything to the contrary contained herein, any Debt outstanding under a revolving credit or similar agreement providing for borrowings where no amount of such Debt is outstanding for a period of 30 consecutive days during each 12 month period (and which has not been refinanced with other Debt which does not constitute Funded Debt) will not be deemed to constitute Funded Debt.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "GOVERNMENTAL AUTHORITY"  means

                  (a) the government of

                           (i) the United States of America or any State or
                  other political subdivision thereof, or


                                  Schedule B-4

                           (ii) any jurisdiction in which the Company or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to purchase such Debt or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

                  (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

         In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

          "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "HOLDER" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

         "HOSTILE TENDER OFFER" means , with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial


                                  Schedule B-5
ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date of the Closing.

         "INHAM EXEMPTION" is defined in Section 6.2(e).

         "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "MAKE-WHOLE AMOUNT" is defined in Section 8.7.

         "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under the Financing Documents, or (c) the validity or enforceability of any of the Financing Documents.

         "MEMORANDUM" is defined in Section 5.3.

         "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "NAIC ANNUAL STATEMENT" is defined in Section 6.2(a).

         "NCRA" means National Cooperative Refinery Association, a Kansas cooperative association.

         "NET PROCEEDS AMOUNT" is defined in Section 10.7(c).

         "NOTES" is defined in Section 1.


                                  Schedule B-6

         "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         "ORDINARY COURSE TRANSFER" is defined in Section 10.7(a).

         "OTHER AGREEMENTS" is defined in Section 2.

         "OTHER PURCHASERS" is defined in Section 2.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "PRIMARY BANK FACILITY" means an agreement, guaranty or other instrument (or agreements, guaranties or other instruments to the extent such agreements, guaranties or other instruments were entered into in concert in one or a series of transactions)): (i) entered into by the Company in connection with the provision of recourse credit in the form of revolving loans, term loans, letters of credit or other extensions of credit commonly provided under syndicated bank credit agreements to the Company or any of its Subsidiaries and
(ii) under which the aggregate amount of credit extended (whether in the form of loans or commitments) to the Company or for which the Company is obligated as a guarantor or otherwise is $150,000,000 or more.

         "PRIORITY DEBT" means, at any time, without duplication, the sum of

                  (a) all then outstanding Debt of the Company or any Subsidiary secured by any Lien on any property of the Company or any Subsidiary (other than Debt secured only by Liens permitted under paragraphs (a) through (h) of Section 10.6), PLUS

                  (b)      all Funded Debt of Subsidiaries of the Company.

         "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "PROPOSED PREPAYMENT DATE" is defined in Section 8.2.

         "PTE" is defined in Section 6.2(a).


                                  Schedule B-7

         "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "QUALIFIED INSTITUTIONAL BUYER" means any Person who is a "qualified institutional buyer" within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

         "RATABLE PORTION" is defined in Section 10.7(c).

         "REINVESTED TRANSFER" is defined in Section 10.7(b).

         "REQUIRED HOLDERS" means, at any time, the holders of a majority in aggregate principal amount of the Notes (without regard to Series) at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SENIOR DEBT" means the Notes and any Debt of the Company or its Subsidiaries that by its terms is not in any manner subordinated in right of payment to any other unsecured Debt of the Company or any Subsidiary.

         "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "SERIES" is defined in Section 1.

         "SERIES D NOTES" is defined in Section 1.

         "SERIES E NOTES" is defined in Section 1.

         "SERIES D REQUIRED PRINCIPAL PAYMENT" is defined in Section 8.2(a).

         "SERIES E REQUIRED PRINCIPAL PAYMENT" is defined in Section 8.2(a).

         "SOURCE" is defined in Section 6.2.

         "SUBSIDIARY" shall mean, with respect to any Person, any other Person greater than 50% of the total combined voting power of all classes of Voting Interests of which shall, at the time as of which any determination is being made, be owned by such first Person either directly or through other Subsidiaries of such first Person.

         "SUBSTANTIAL PORTION" is defined in Section 10.7(c).

         "SURVIVING CORPORATION" is defined in Section 10.2(b).


                                  Schedule B-8

         "TRANSFER" is defined in Section 10.7(c)(iv).

         "VOTING INTERESTS" shall mean (a) with respect to any stock corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation or persons performing similar functions (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), and (b) with respect to the Company or any other entity, membership or other ownership interests in the Company or such other entity whose holders are entitled under ordinary circumstances to vote for the election of the directors of the Company or such other entity or persons performing similar functions (irrespective of whether at the time membership or other ownership interests of any other class or classes shall have or might have voting power by reasoning of the happening of any contingency).

         "USA PATRIOT ACT" means United States Public Law 107-56, United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001.

         "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.




                                  Schedule B-9

                                  SCHEDULE 4.9

                         CHANGES IN CORPORATE STRUCTURE


         None.





                                 Schedule 4.9-1

                                  SCHEDULE 5.3

                              DISCLOSURE MATERIALS


         None.





                                 Schedule 5.3-1

                                  SCHEDULE 5.4

          SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

===================================================================================================================================

ACTIVE/                                                                                                                   FISCAL
INACTIVE   CORPORATION                       ADDRESS                 TYPE   BUSINESS                 OWNERSHIP BY        YEAR END
===================================================================================================================================
    A      Ag States Agency of Montana, Inc. 5500 Cenex Drive         SUB   Insurance Agency         100% by CHSC          31-Dec
                                             PO Box 64089
                                             St. Paul, MN  55164
-----------------------------------------------------------------------------------------------------------------------------------
    A      Ag States Agency, LLC             5500 Cenex Drive         JV    Independent Insurance    80% by CHSC; 20%      31-May
                                             PO Box 64089                   Agency                   by Cooperative
                                             St. Paul, MN  55164                                     Service Agency
-----------------------------------------------------------------------------------------------------------------------------------
    A      AgXML, LLC                        666 Grand Avenue,        LLC   Organized for the        CHS - 1,200
                                             Suite 2000                     purpose of achieving     Membership Units
                                             Des Moines, IA                 efficiencies by
                                             50309-2510                     establishing standards
                                                                            for grain & oilseed
                                                                            industries in
                                                                            electronic commerce
-----------------------------------------------------------------------------------------------------------------------------------
    A      Bec-Lin of Perham, Inc.           800 Fourth Street NW     SUB   Tortilla & Lefse         100% CHSC             31-Oct
                                             Perham, MN  56573              business                 (Acquired 6/1/00)
-----------------------------------------------------------------------------------------------------------------------------------
    A      CENEX Ag, Inc.                    5500 Cenex Drive         Sub   Sale of feed and seed    100% CENEX Inc.       31-Aug
           (formerly FUCEI-E, Inc.)          PO Box 64089                   products.
                                             St. Paul, MN  55164
-----------------------------------------------------------------------------------------------------------------------------------
    A      CENEX Canada Inc.                 5500 Cenex Drive         Sub   Petroleum; does no       100% CENEX Inc.
                                             PO Box 64089                   business
                                             St. Paul, MN  55164
-----------------------------------------------------------------------------------------------------------------------------------
    A      Cenex Harvest States Cooperatives 5500 Cenex Drive        Self   Combined Corporation     100% CHS
                                             PO Box 64089                   (Cenex and HSC)
                                             St. Paul, MN  55164
-----------------------------------------------------------------------------------------------------------------------------------
    A      Cenex Petroleum, Inc.             5500 Cenex Drive         Sub   Retail sales and         CENEX - 100%
                                             PO Box 64089                   distribution of
                                             St. Paul, MN  55164            petroleum and other
                                                                            related products.
-----------------------------------------------------------------------------------------------------------------------------------
    A      CENEX Pipeline LLC                5500 Cenex Drive         LLC   Operating Subsidiary     100% Cenex, Inc.
                                             PO Box 64089                   for pipeline operations
                                             St. Paul, MN  55164
===================================================================================================================================


[WIDE TABLE CONTINUED FROM ABOVE

========================================================================================
                                              JURISDICTION       DATE
ACTIVE/                                           OF              OF
INACTIVE   CORPORATION                       INCORPORATION   INCORPORATION   FEDERAL ID
========================================================================================
    A      Ag States Agency of Montana, Inc.    Montana       10/11/1977     81-0372838


----------------------------------------------------------------------------------------
    A      Ag States Agency, LLC               Minnesota      12/27/1994     41-1795536


----------------------------------------------------------------------------------------
    A      AgXML, LLC                             Iowa        Pending






----------------------------------------------------------------------------------------
    A      Bec-Lin of Perham, Inc.             Minnesota      2/20/1996      41-1831251

----------------------------------------------------------------------------------------
    A      CENEX Ag, Inc.                       Delaware      10/23/1974     41-1248837
           (formerly FUCEI-E, Inc.)

----------------------------------------------------------------------------------------
    A      CENEX Canada Inc.                    Alberta,      6/12/1987      Canadian
                                                 Canada                    8874 8884

----------------------------------------------------------------------------------------
    A      Cenex Harvest States Cooperatives   Minnesota      7/15/1936      41-0251095


----------------------------------------------------------------------------------------
    A      Cenex Petroleum, Inc.               Minnesota      7/11/1996      41-1847046



----------------------------------------------------------------------------------------
    A      CENEX Pipeline LLC                  Minnesota      5/4/1998


========================================================================================


                                 Schedule 5.4-1

===================================================================================================================================

ACTIVE/                                                                                                                   FISCAL
INACTIVE   CORPORATION                       ADDRESS                 TYPE   BUSINESS                 OWNERSHIP BY        YEAR END
===================================================================================================================================
    A      Cenex-Swiss Valley Energy LLC     5500 Cenex Drive         LLC   Farm Marketing and       40% Swiss Valley      31-Aug
                                             PO Box 64089                   Supply                   Farms Dubuque, IA,
                                             St. Paul, MN  55164                                     60% CHS
-----------------------------------------------------------------------------------------------------------------------------------
    A      Central Montana Propane, LLC      Highway 191 North,       SUB   Owning and operating a   CHSC 53.38% and       31-Aug
                                             Box 22                         propane wholesale and    Moore Farmers Oil
                                             Lewistown, MT                  resale operatintion      Company 46.62%
                                             59457
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS Aggressive Growth Fund, Inc.  11 East Chase Street    Corp   Investment Company       100% CHS              31-Aug
                                             Baltimore, MD 21202
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS Conservative Growth Fund,     11 East Chase Street    Corp   Investment Company       100% CHS              31-Aug
           Inc.                              Baltimore, MD  21202
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS Fixed Income Fund, Inc.       11 East Chase Street    Corp   Investment Company       100% CHS              31-Aug
                                             Baltimore, MD 21202
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS Holdings, Inc.                5500 Cenex Drive         SUB   Holding Company for      100% CHS              31-Aug
                                             PO Box 64089                   membership interests in
                                             St. Paul, MN  55164            the new LLC formed re:
                                                                            Terra
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS Moderate Growth Fund, Inc.    11 East Chase Street    Corp   Investment Company       100% CHS              31-Aug
                                             Baltimore, MD 21202
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Agri Valley                   1550 South 48th          SUB   organized for the        100% CHS              31-Aug
                                             Street, Suite 200              purpose of carrying on
                                             Grand Forks, ND  58201         a grain elevator and
                                                                            warehouse business
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Chinook                       135 First Street         SUB   Carrying on a farm       100% CHS              31-Aug
                                             Chinook, MT 59523-0339         supply business
                                                                            engaging in the
                                                                            purchase, sale and
                                                                            handling of
                                                                            agricultural
                                                                            products and
                                                                            agricultural
                                                                            supplies, energy
                                                                            products and
                                                                            machinery.
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Connell, Inc.                 433 North Columbia       SUB   Transaction of any and   100% CHS              31-Aug
                                             Avenue                         all lawful business for
                                             Connell, WA 99326              which associations may
                                                                            be incorporated.
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Crookston                     1111 So. Main            SUB   organized for the        100% CHS              31-Aug
                                             Crookston, MN 56716            purpose of carrying on
                                                                            a grain elevator and
                                                                            warehouse business
===================================================================================================================================

[WIDE TABLE CONTINUED FROM ABOVE]

========================================================================================
                                              JURISDICTION       DATE
ACTIVE/                                           OF              OF
INACTIVE   CORPORATION                       INCORPORATION   INCORPORATION   FEDERAL ID
========================================================================================
    A      Cenex-Swiss Valley Energy LLC       Minnesota      Jul-98         42-1475728


----------------------------------------------------------------------------------------
    A      Central Montana Propane, LLC        Montana        9/16/1997      81-0513866



----------------------------------------------------------------------------------------
    A      CHS Aggressive Growth Fund, Inc.    Maryland       5/1/2001       52-2316147
----------------------------------------------------------------------------------------
    A      CHS Conservative Growth Fund,       Maryland       5/1/2001       52-2316152
           Inc.
----------------------------------------------------------------------------------------
    A      CHS Fixed Income Fund, Inc.         Maryland       6/13/2001      41-2008912
----------------------------------------------------------------------------------------
    A      CHS Holdings, Inc.                  Minnesota      4/20/1999      41-1947300



----------------------------------------------------------------------------------------
    A      CHS Moderate Growth Fund, Inc.      Maryland       5/1/2001       52-2316156
----------------------------------------------------------------------------------------
    A      CHS-Agri Valley                     North Dakota   4/1/1999       91-1978844



----------------------------------------------------------------------------------------
    A      CHS-Chinook                         Montana        2/11/2002      73-1630482










----------------------------------------------------------------------------------------
    A      CHS-Connell, Inc.                   Washington     5/21/2001      36-4454350



----------------------------------------------------------------------------------------
    A      CHS-Crookston                       Minnesota      8/19/1999      41-1950417



========================================================================================

                                 Schedule 5.4-2

===================================================================================================================================

ACTIVE/                                                                                                                   FISCAL
INACTIVE   CORPORATION                       ADDRESS                 TYPE   BUSINESS                 OWNERSHIP BY        YEAR END
===================================================================================================================================
    A      CHS-Devils Lake                   10th Street and First    SUB   organized for the        100% CHS              31-Aug
                                             Avenue                         purpose of carrying on
                                             Devils Lake, ND  58301         a grain elevator and
                                                                            warehouse business
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Edgeley                       602 - 2nd Street         SUB   organized for the        100% CHS              31-Aug
                                             Edgeley, ND 58433              purpose of carrying on
                                                                            a grain elevator and
                                                                            warehouse business
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Garrison                      2100 Railroad Street     SUB   organized for the        100% CHS              31-Aug
                                             Garrison, ND 58540             purpose of carrying on
                                                                            a grain elevator and
                                                                            warehouse business
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Glasgow                       225 Railroad Alley       SUB   organized for the        100% CHS              31-Aug
                                             Glasgow, MT 59230              purpose of carrying on
                                                                            a grain elevator and
                                                                            warehouse business
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Grangeville, Inc.             1001 North A             SUB   The transaction of any   100% CHS              31-Aug
                                             P.O. Box 70                    and all lawful business
                                             Grangeville, ID                of which corporations
                                             83530-0070                     may be incorporated
                                                                            under the Idaho
                                                                            Business Corporations
                                                                            Act
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Highmore                       123 First Street        SUB   organized for the        100% CHS              31-Aug
                                             Highmore, SD 57345             purpose of carrying on
                                                                            a grain elevator and
                                                                            warehouse business
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Jasper                        401 South Railroad       SUB   carrying on a grain      100% CHS              31-Aug
                                             Avenue                         elevator and warehouse
                                             Jasper, MN 56144.              business
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Kalispell                     150 First Avenue W. N.   SUB   Owns and leases to CHSC  100% CHS              31-Aug
                                             Kalispell, MT  59901           grain elevator and
                                                                            agricultural and
                                                                            agronomy businesses
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Kindred                       41 Fifth Avenue South    SUB   Owns and leased to CHSC  100% CHS              31-Aug
                                             Kindred, ND 58051              grain elevator and
                                                                            warehouse businesses
===================================================================================================================================


[WIDE TABLE CONTINUED FROM ABOVE]

========================================================================================
                                              JURISDICTION       DATE
ACTIVE/                                           OF              OF
INACTIVE   CORPORATION                       INCORPORATION   INCORPORATION   FEDERAL ID
========================================================================================
    A      CHS-Devils Lake                    North Dakota    6/17/1999      45-0454323



----------------------------------------------------------------------------------------
    A      CHS-Edgeley                        North Dakota    5/26/2000      45-0457956



----------------------------------------------------------------------------------------
    A      CHS-Garrison                       North Dakota    5/9/2001       41-2011668



----------------------------------------------------------------------------------------
    A      CHS-Glasgow                          Montana       6/12/2000      81-0535014



----------------------------------------------------------------------------------------
    A      CHS-Grangeville, Inc.                 Idaho        2/23/2001      36-4456100






----------------------------------------------------------------------------------------
    A      CHS-Highmore                       South Dakota    6/20/2000      46-0457674



----------------------------------------------------------------------------------------
    A      CHS-Jasper                         South Dakota    3/8/2000       91-2064383


----------------------------------------------------------------------------------------
    A      CHS-Kalispell                        Montana       11/18/1998     81-0523061



----------------------------------------------------------------------------------------
    A      CHS-Kindred                        North Dakota    11/20/2001     41-2023309


========================================================================================

                                 Schedule 5.4-3

===================================================================================================================================

ACTIVE/                                                                                                                   FISCAL
INACTIVE   CORPORATION                       ADDRESS                 TYPE   BUSINESS                 OWNERSHIP BY        YEAR END
===================================================================================================================================
    A      CHS-Lewistown                     190 HC 191 North,        SUB   Owns and leases to CHSC  100% CHS              31-Aug
                                             Lewistown, MT 59457            grain elevator and
                                                                            warehouse businesses
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Madison                       202 South 6th Avenue     SUB   Owns and leases to CHSC  100% CHS              31-Aug
                                             Madison, MN  56557             grain elevator and
                                                                            agricultural and
                                                                            agronomy businesses
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Philip                        300 East Cherry          SUB   Owns and leases to CHSC  100% CHS              31-Aug
                                             Street Philip, SD              grain elevator and
                                             57567-0400                     agricultural and
                                                                            agronomy businesses
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Richey                        17 Railroad Avenue       SUB   For the purpose of       100% CHS              31-Aug
                                             Richey, MT  59259              carrying on a grain
                                                                            elevator and warehouse
                                                                            business
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Salol/Roseau                  232 2nd Avenue SE        SUB   Owns and leases to CHSC  100% CHS              31-Aug
                                             Roseau, MN  56751              grain elevator and
                                                                            agricultural and
                                                                            agronomy businesses
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Sioux Falls                   3900 North Cliff Ave.    SUB   Farm Supply business,    100% CHS              31-Aug
                                             Sioux Falls, SD 57118          as a cooperative,
                                                                            engaging in any
                                                                            activity or service
                                                                            in connection with
                                                                            the purchase, sale and
                                                                            handling of energy
                                                                            products.
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Stevensville                  115 Main Street          SUB   Owns and leases to CHSC  100% CHS              31-Aug
                                             Stevensville, MT               grain elevator and
                                             59870                          agricultural and
                                                                            agronomy businesses
-----------------------------------------------------------------------------------------------------------------------------------
    A      CHS-Tracy/Garvin                  301 South Street         SUB   Owns and leases to CHSC  100% CHS              31-Aug
                                             Tracy, MN  56175               grain elevator and
                                                                            agricultural and
                                                                            agronomy businesses
-----------------------------------------------------------------------------------------------------------------------------------
    A      Circle Land Management, Inc.                                     Land Mgt. for property   FUCE 100%
                                                                            around Laurel MT
                                                                            refinery
===================================================================================================================================


[WIDE TABLE CONTINUED FROM ABOVE]

========================================================================================
                                              JURISDICTION       DATE
ACTIVE/                                           OF              OF
INACTIVE   CORPORATION                       INCORPORATION   INCORPORATION   FEDERAL ID
========================================================================================
    A      CHS-Lewistown                        Montana       2/8/2001       36-4430427


----------------------------------------------------------------------------------------
    A      CHS-Madison                         Minnesota      9/14/1998      41-1928427



----------------------------------------------------------------------------------------
    A      CHS-Philip                         South Dakota    9/11/2000      41-1985526



----------------------------------------------------------------------------------------
    A      CHS-Richey                           Montana       11/24/1999     81-0530416



----------------------------------------------------------------------------------------
    A      CHS-Salol/Roseau                    Minnesota      7/6/1998       41-1928391



----------------------------------------------------------------------------------------
    A      CHS-Sioux Falls                    South Dakota    11/29/2000     41-1991671







----------------------------------------------------------------------------------------
    A      CHS-Stevensville                     Montana       11/18/1998     91-1947297



----------------------------------------------------------------------------------------
    A      CHS-Tracy/Garvin                    Minnesota      8/20/1998      41-1928293



----------------------------------------------------------------------------------------
    A      Circle Land Management, Inc.        Minnesota      5/5/1993       41-1750051


========================================================================================

                                 Schedule 5.4-4

===================================================================================================================================

ACTIVE/                                                                                                                   FISCAL
INACTIVE   CORPORATION                       ADDRESS                 TYPE   BUSINESS                 OWNERSHIP BY        YEAR END
===================================================================================================================================
    A      CoGrain                           560 W. Grain Terminal                                   Ritzville
                                             Rd.                                                     Warehouse Company
                                             Pasco, WA 99301                                         7.273%; CHS 54.5%;
                                                                                                     Pendleton Grain
                                                                                                     Growers 1.818%;
                                                                                                     Odessa Union
                                                                                                     Warehouse Co-op
                                                                                                     36.364%
-----------------------------------------------------------------------------------------------------------------------------------
    A      Cooperative Business              229 South Street        Corp   Promote international    100% CHS              31-Dec
           International, Inc.               Dover, DE 19901                trade among coops;
                                                                            provide services to
                                                                            coops engaged in
                                                                            international trade;
                                                                            promote international
                                                                            coop  business
                                                                            development
-----------------------------------------------------------------------------------------------------------------------------------
    A      COOPS@ROOSTER L.P.                5500 Cenex Drive         LP    To invest in, buy, sell  General               31-Aug
                                             PO Box 64089                   or otherwise acquire,    Partner-CHSC;
                                             St. Paul, MN  55164            hold or dispose of       Limited Partners -
                                                                            securities of eYield     Farmland, LOL,
                                                                            Solutions, Inc.          Growmark, CoBank,
                                                                                                     FCC
-----------------------------------------------------------------------------------------------------------------------------------
    A      Country Energy, LLC               5500 Cenex Drive         JV    Alliance between CHS     100% CHS              31-Aug
                                             PO Box 64089                   and Farmland
                                             St. Paul, MN  55164
-----------------------------------------------------------------------------------------------------------------------------------
    A      Country Hedging, Inc.             5500 Cenex Drive         SUB   Full service commodity   100% CHS              31-Aug
                                             PO Box 64089                   futures and option
                                             St. Paul, MN  55164            brokerage
-----------------------------------------------------------------------------------------------------------------------------------
    A      Fin-Ag, Inc.                      4001 South Westport      SUB   Provides cattle feeding  100%                  31-Aug
                                             Avenue                         and swine financing
                                             P.O. Box 88808                 loans; facility
                                             Sioux Falls, SD  57105         financing loans; crop
                                                                            production loans, and
                                                                            consulting services
-----------------------------------------------------------------------------------------------------------------------------------
    A      Five Valleys Gas Company          5500 Cenex Drive         SUB   formed to acquire and    100% CHS              31-Aug
                                             PO Box 64089                   operate the assets of
                                             St. Paul, MN  55164            Seeley Lake Gas
                                                                            Company(propane Fuel
                                                                            Sales) in Seeley Lake,
                                                                            MT - being sold to
                                                                            Energy Partners, LLC
===================================================================================================================================


[WIDE TABLE CONTINUED FROM ABOVE

========================================================================================
                                              JURISDICTION       DATE
ACTIVE/                                           OF              OF
INACTIVE   CORPORATION                       INCORPORATION   INCORPORATION   FEDERAL ID
========================================================================================
    A      CoGrain                             Washington     9/21/1990







----------------------------------------------------------------------------------------
    A      Cooperative Business                 Delaware      12/31/1984
           International, Inc.






----------------------------------------------------------------------------------------
    A      COOPS@ROOSTER L.P.                   Delaware      Pending        41-1968191





----------------------------------------------------------------------------------------
    A      Country Energy, LLC                  Delaware      4/9/1998       43-1813211


----------------------------------------------------------------------------------------
    A      Country Hedging, Inc.                Delaware      8/20/1986      41-1556399


----------------------------------------------------------------------------------------
    A      Fin-Ag, Inc.                       South Dakota    12/17/1987     46-0398764





----------------------------------------------------------------------------------------
    A      Five Valleys Gas Company            Minnesota      4/5/1999       41-1943236






========================================================================================

                                 Schedule 5.4-5

===================================================================================================================================

ACTIVE/                                                                                                                   FISCAL
INACTIVE   CORPORATION                       ADDRESS                 TYPE   BUSINESS                 OWNERSHIP BY        YEAR END
===================================================================================================================================
    A      Front Range Pipeline LLC          5500 Cenex Drive         LLC   To own and operate the   100% CHS
                                             PO Box 64089                   Front Range Pipeline
                                             St. Paul, MN  55164
-----------------------------------------------------------------------------------------------------------------------------------
    A      Full Circle, LTD.                 withdrawing from all           Does no business.        FUCE - 100%
                                             states except MN on
                                             2/2001
                                             Leon said to keep for now.
-----------------------------------------------------------------------------------------------------------------------------------
    A      Harvest States Cooperatives       Dienstenstraat 15        LLC   Grain Marketing          100% CHSC             31-Aug
           Europe B.V.                       NL 3161 GN Rhoon
                                             The Netherlands
-----------------------------------------------------------------------------------------------------------------------------------
    A      HSC-Edmore                        110 Viking Boulevard     SUB   Owns and leases to CHSC  100% CHS              31-Aug
                                             Box 128                        grain elevator and
                                             Edmore, ND  58330              agricultural and
                                                                            agronomy businesses
-----------------------------------------------------------------------------------------------------------------------------------
    A      HSC-Herman/Norcross               406 Pacific Avenue       SUB   Owns and leases to CHSC  100% CHS              31-Aug
                                             Herman, MN  56248              grain elevator and
                                                                            agricultural and
                                                                            agronomy business
-----------------------------------------------------------------------------------------------------------------------------------
    A      HSC-Minot, N.D.                   1600 27th Street SE      SUB   Owns and leases to CHSC  100% CHS              31-Aug
                                             PO Box 1947                    grain elevator and
                                             Minot, ND  58702-1947          agricultural and
                                                                            agronomy business
-----------------------------------------------------------------------------------------------------------------------------------
    A      Montevideo Grain, LLC             5500 Cenex Drive         LLC   Acquiring, owning,       Financial:  33%       31-Aug
                                             PO Box 64089                   operating and managing   FUOC; 67% CHSC;
                                             St. Paul, MN  55164            grain assets             Governance 50%
                                                                                                     FUOC, 50% CHSC
-----------------------------------------------------------------------------------------------------------------------------------
    A      National Cooperative Refinery     534 S. Kansas Ave.      Corp.  Manufacturer,            FUCE - 74.2%, 25.5    30-Sep
           Association (NCRA)                Topeka, KS 66603               marketing, and           Growmark and MFA
                                                                            wholesale distribution
                                                                            of petroleum products.
-----------------------------------------------------------------------------------------------------------------------------------
    A      PGG/HSC Feed Company, LLC.        300 West Feedville       JV    Feed Manufacturer        80% - CHSC and 20%    31-May
                                             Road                                                    Pendleton Grain
                                             Hermiston, OR  97838                                    Growers
-----------------------------------------------------------------------------------------------------------------------------------
    A      St. Paul Maritime Corporation                              SUB   Company employing        100% CHSC             31-Aug
                                                                            stevedores at Myrtle
                                                                            Grove Terminal
===================================================================================================================================


[WIDE TABLE CONTINUED FROM ABOVE

========================================================================================
                                              JURISDICTION       DATE
ACTIVE/                                           OF              OF
INACTIVE   CORPORATION                       INCORPORATION   INCORPORATION   FEDERAL ID
========================================================================================
    A      Front Range Pipeline LLC            Minnesota      3/23/1999      41-1935715


----------------------------------------------------------------------------------------
    A      Full Circle, LTD.                   Minnesota      10/8/1986



----------------------------------------------------------------------------------------
    A      Harvest States Cooperatives         Netherland     5/9/2001
           Europe B.V.

----------------------------------------------------------------------------------------
    A      HSC-Edmore                         North Dakota    12/22/1998     45-0452352



----------------------------------------------------------------------------------------
    A      HSC-Herman/Norcross                 Minnesota      4/21/1998      41-1908583



----------------------------------------------------------------------------------------
    A      HSC-Minot, N.D.                    North Dakota    7/16/1997      91-1858466



----------------------------------------------------------------------------------------
    A      Montevideo Grain, LLC                Delaware      8/9/2001       41-2015718



----------------------------------------------------------------------------------------
    A      National Cooperative Refinery         Kansas       7/7/1943
           Association (NCRA)


----------------------------------------------------------------------------------------
    A      PGG/HSC Feed Company, LLC.            Oregon       10/26/1994     93-1156470


----------------------------------------------------------------------------------------
    A      St. Paul Maritime Corporation       Minnesota      8/18/1995


========================================================================================

                                 Schedule 5.4.6

                                  SCHEDULE 5.5

                              FINANCIAL STATEMENTS


1. Consolidated Balance Sheets for fiscal years 1998 through 2001 and third quarter ended May 31, 2002.

2. Consolidated Income Statements for fiscal years 1998 through 2001 and third quarter ended May 31, 2002.

3.   Consolidated Cash Flow Statements for fiscal years 1998 through 2001.





                                 Schedule 5.5-1

                                  SCHEDULE 5.6

                              RESTRICTIONS ON DEBT


1. $225,000,000 6.81% Series A Notes due June 19, 2013 issued pursuant to Note Agreement dated as of June 19, 1998 among the Company and each of the investors listed on the Purchaser Schedule attached thereto.

2. $25,000,000 7.90% Series B Notes due January 10, 2011 issued pursuant to Note Purchase and Private Shelf Agreement dated as of January 10, 2001 among the Company and The Prudential Insurance Company and certain of affiliates thereof (the "Shelf Agreement") and $55,000,000 Private Shelf Facility established thereunder.

3. $55,000,000 7.43% Series C Notes dated March 2, 2001 due March 2, 2011 issued pursuant to the Shelf Agreement.





                                 Schedule 5.6-1

                                  SCHEDULE 5.12

                              INTELLECTUAL PROPERTY


         None.





                                 Schedule 5.12-1

                                  SCHEDULE 5.15

                                 USE OF PROCEEDS


         The proceeds from the Notes may be used for general corporate purposes, including the repayment of certain existing indebtedness of the Company.






                                 Schedule 5.15-1

                                  SCHEDULE 5.16

                                  EXISTING DEBT


CENEX HARVEST STATES COOPERATIVES & SUBSIDIARIES
OUTSTANDING DEBT & COMMITTED LINES OF CREDIT AS OF AUGUST 31, 2002


      SHORT-TERM NOTES                                                 $
      ----------------                                                ---
      CHS 364 Seasonal Line(1)                           $ 550,000,000.00
      NCRA's Seasonal Line(2)                               30,000,000.00
      Misc Notes                                               560,681.00
      ----------------------------------------- -------------------------
                                         TOTAL           $ 580,560,681.00



      INDUST REV BONDS                                                 $
      ----------------                                                ---
      Rush City, MN                                            600,000.00
      Laurel, MT                                               250,000.00
      Montana Econ                                           3,925,000.00
      NCRA's IRB's                                           1,000,000.00
      ----------------------------------------- -------------------------
                                         TOTAL           $   5,775,000.00



      PRIVATE PLACEMENT                                                $
      -----------------                                               ---
      Private Placement                                    225,000,000.00
      Prudential Shelf Note                                 55,000,000.00
      Prudential Shelf Note                                 25,000,000.00
      ----------------------------------------- -------------------------
                                         TOTAL           $ 305,000,000.00





--------------------

        (1) Amount represents commitment. Actual drawn was $331,953,296.

        (2) Amount represents commitment. Actual drawn was $0.


                                 Schedule 5.16-1

      COBANK & SYNDICATION                                             $
      --------------------                                            ---
      Building Loan                                         17,642,140.60
      5 yr Revolver(3)                                     200,000,000.00
      Term Debt                                            144,320,000.00
      NCRA's Term Debt                                      19,668,462.00
      ----------------------------------------- -------------------------
                                         TOTAL           $ 381,630,602.60



OTHER NOTES PAYABLE

      CORP BOOKS                                                       $
      ----------                                                      ---
      Bunkers                                                   52,512.13
      Halvorson Grain & Feed                                    56,892.07
      Robert L. Nygaard                                        101,500.00
      CSM-SBA Loan                                             202,176.19
      Calvin N.D. (DISC)                                        41,842.08
      Lemmon-Thunder Hawk (DISC)                               522,020.00
      Tacke Oil Cottonwood ID                                   50,806.06
      Mahnomen MN                                              483,806.72
      Greenbush MN                                             219,217.98
      ----------------------------------------- -------------------------
                                         TOTAL             $ 1,730,773.23



      COUNTRY OPERATIONS                                               $
      ------------------                                              ---
      Herman R Rath Note                                        34,363.83
      Lewiston Note                                             15,885.24
      Ag Svc Center-Elrosa                                      58,642.11
      CHS-French-Fergus Falls                                  101,960.10
      ------------------------------------------ ------------------------
                                          TOTAL            $   210,851.28



--------------------

        (3) Amount represents commitment. Actual drawn was $75,000,000.


                                 Schedule 5.16-2

      MILLING                                                          $
      -------                                                         ---
      MDT Rail Rehabilitation                                   97,021.34
      Rural Econ Development Loan                              271,986.87
      ------------------------------------------ ------------------------
                                          TOTAL           $    369,008.21



      FOODS                                                            $
      -----                                                           ---
      Mn Ag & Econ Development                               1,216,319.00
      MN Loan-Coulson Svc Corp                                 191,622.00
      Sellers Note-Rodriquez                                 1,000,000.00
      ------------------------------------------ ------------------------
                                          TOTAL           $           .00

      ------------------------------------------ ------------------------
                                          TOTAL           $  4,718,573.72


      ========================================== ========================
                             CONSOLIDATED TOTAL           $ 1,277,684,857



SCHEDULE OF FINANCIAL GUARANTEES FOR PRIVATE PLACEMENT CLOSING

                                                                       Limit of         Current
Guaranteed For:                                                       Guarantee        Guarantee
---------------                                                       ---------        ---------
Financial Services - CoBank Note Purchase Agreement, 10% up to -     15,000,000         4,065,331
TEMCO Credit Facility                                                 7,500,000                --
FINAG Guarantees - CoBank Note Purchases
   *     15% Seasonal ($40,944,502)                                  12,750,000         6,141,675
   *     15% Term ($565,023)                                            750,000            84,753
   *     100% Seasonal ($30,502,745)                                 32,000,000        30,502,742
   *     100% Term ($2,766,652)                                       3,500,000         2,766,652
Norther Valley Petro LLC (1st United Bank)                              194,450           194,450
Country Hedging to Counter-Parties                                   15,000,000                --

-------------------------------------------------------------------------------------------------
                                              TOTAL GUARANTEES       86,694,450        43,755,604


Current banking agreements limit guarantees outstanding to no more than $100 million. All debt guaranteed as of 8/31/02 is current.


                                 Schedule 5.16-3

                                                                      EXHIBIT 1A


                             [FORM OF SERIES D NOTE]


                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-[__]                                                               [Date]
$[________]                                                     PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [____________________], or registered assigns, the principal sum of [_______________] DOLLARS ($[_________]) on October 18, 2012, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney


                                  Exhibit 1A-1
duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         THIS NOTE AND THE NOTE PURCHASE AGREEMENTS ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                                               CENEX HARVEST STATES COOPERATIVES


                                               By: _____________________________
                                               Name:



                                  Exhibit 1A-2

                                                                      EXHIBIT 1B


                             [FORM OF SERIES E NOTE]


                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-[__]                                                               [Date]
$[________]                                                     PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [____________________], or registered assigns, the principal sum of [_______________] DOLLARS ($[_________]) on October 18, 2017, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney


                                  Exhibit 1B-1
duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         THIS NOTE AND THE NOTE PURCHASE AGREEMENTS ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                                               CENEX HARVEST STATES COOPERATIVES


                                               By: _____________________________
                                               Name:
                                               Title:




                                  Exhibit 1B-2

                                                                       EXHIBIT 3


                          [FORM OF PAY PROCEEDS LETTER]


                              [Company Letterhead]

October 18, 2002

To each of the purchasers listed on Annex I hereto:

         Re:      CENEX HARVEST STATES COOPERATIVES
                  ---------------------------------
                  4.96% Series D Senior Notes due October 18, 2012 5.60% Series E Senior Notes due October 18, 2017

Ladies and Gentlemen:

         Reference is made to those certain separate Note Purchase Agreement, each dated as of October 18, 2002 (as amended or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), among Cenex Harvest States Cooperatives (the "COMPANY") and each of the purchasers set forth on Schedule A attached thereto (the "Purchasers"). Capitalized terms used but not defined herein shall have the same meanings as given to them in the Note Purchase Agreement.

         Pursuant to Section 3 of the Note Purchase Agreement, the Company hereby requests that the Purchasers transfer by federal funds wire transfer an aggregate of $175,000,000, as payment in full for the purchase of the Notes to be purchased by the Purchasers (in the respective amounts as provided on Schedule A to the Note Purchase Agreement), to the following account:

                  WIRE TO:          Cenex Harvest States Cooperatives

                  BANK NAME:        Wells Fargo Bank Minnesota, N.A.
                                    Sixth and Marquette
                                    Minneapolis, MN 55479

                  ROUTING NO.:      091000019

                  ACCOUNT NO.       0000044070


Very truly yours,

CENEX HARVEST STATES COOPERATIVES


By:
   -----------------------------------------
Name:    John Schmitz
Title:   Executive Vice President and Chief Financial Officer


                                   Exhibit 3-1

                                     ANNEX I

                                   PURCHASERS


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson Street, Suite 5600
Chicago, IL 60601


PRUCO LIFE INSURANCE COMPANY
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson Street, Suite 5600
Chicago, IL 60601


HARTFORD LIFE INSURANCE COMPANY
c/o Prudential Private Placement Investors, L.P.
4 Gateway Center
100 Mulberry Street
Newark, NJ 07102


GOLDEN AMERICAN LIFE INSURANCE COMPANY
c/o Prudential Private Placement Investors, L.P.
4 Gateway Center
100 Mulberry Street
Newark, NJ 07102


GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
c/o Prudential Private Placement Investors, L.P.
4 Gateway Center
100 Mulberry Street
Newark, NJ 07102


THE VARIABLE ANNUITY LIFE INSURANCE COMPANY AND PA 54
c/o AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, TX  77019-2155


AIG ANNUITY INSURANCE COMPANY AND WE1B
c/o AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, TX  77019-2155


                                   Exhibit 3-2

THE FRANKLIN LIFE INSURANCE COMPANY AND PA 37
c/o AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, TX  77019-2155


THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK AND PA 77 c/o AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, TX  77019-2155


RELIASTAR LIFE INSURANCE COMPANY
c/o ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, MN  55401-2121


ING LIFE INSURANCE AND ANNUITY COMPANY
c/o ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, MN  55401-2121


PACIFIC LIFE INSURANCE COMPANY
700 Newport Center Drive
Newport Beach, CA  92660-6397


HARTFORD FIRE INSURANCE COMPANY
c/o Hartford Investment Management Company
c/o Investment Department - Private Placements
P.O. Box 1744
Hartford, CT  06144-1744


HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
c/o Hartford Investment Management Company
c/o Investment Department - Private Placements
P.O. Box 1744
Hartford, CT  06144-1744


HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
c/o Hartford Investment Management Company
c/o Investment Department - Private Placements
P.O. Box 1744
Hartford, CT  06144-1744


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
c/o David L. Babson & Company Inc.
1500 Main Street, Suite 2800
Springfield, MA  01115


                                   Exhibit 3-3

C.M. LIFE INSURANCE COMPANY
c/o David L. Babson & Company Inc.
1500 Main Street, Suite 2800
Springfield, MA  01115


UNITED OF OMAHA LIFE INSURANCE COMPANY
4 - Investment Loan Administration
Mutual of Omaha Plaza
Omaha, NE  68175-1011


MODERN WOODMEN OF AMERICA
1701 First Avenue
Rock Island, IL 61201


AMERICAN REPUBLIC INSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN  55101


GREAT WESTERN INSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN  55101


NATIONAL FARM LIFE INSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN  55101


PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN  55101




                                   Exhibit 3-4

                                                                  EXHIBIT 4.4(a)


              [FORM OF OPINION OF GENERAL COUNSEL FOR THE COMPANY]





                                Exhibit 4.4(a)-1

                                                                  EXHIBIT 4.4(B)


             [FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS]





                                 Exhibit 4.4(b)1

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-1                                                        October 18, 2002
$21,500,000                                                     PPN: 15131# AD 8

         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of TWENTY ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($21,500,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-2                                                        October 18, 2002
$1,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to PRUCO LIFE INSURANCE COMPANY, or registered assigns, the principal sum of ONE MILLION DOLLARS ($1,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-3                                                        October 18, 2002
$3,750,000                                                      PPN: 15131# AD 8

         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to HARTFORD LIFE INSURANCE COMPANY, or registered assigns, the principal sum of THREE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($3,750,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-4                                                        October 18, 2002
$7,500,000                                                      PPN: 15131# AD 8

         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to GOLDEN AMERICAN LIFE INSURANCE COMPANY, or registered assigns, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-5                                                        October 18, 2002
$11,250,000                                                     PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to SALKELD & CO., or registered assigns, the principal sum of ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($11,250,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months)
(a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-6                                                        October 18, 2002
$20,000,000                                                     PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to RELIASTAR LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWENTY MILLION DOLLARS ($20,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-7                                                        October 18, 2002
$15,000,000                                                     PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to ING LIFE INSURANCE AND ANNUITY COMPANY, or registered assigns, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-8                                                        October 18, 2002
$5,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MAC & CO., or registered assigns, the principal sum of FIVE MILLION DOLLARS ($5,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-9                                                        October 18, 2002
$5,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MAC & CO., or registered assigns, the principal sum of FIVE MILLION DOLLARS ($5,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-10                                                       October 18, 2002
$1,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MAC & CO., or registered assigns, the principal sum of ONE MILLION DOLLARS ($1,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-11                                                       October 18, 2002
$1,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MAC & CO., or registered assigns, the principal sum of ONE MILLION DOLLARS ($1,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-12                                                       October 18, 2002
$1,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MAC & CO., or registered assigns, the principal sum of ONE MILLION DOLLARS ($1,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-13                                                       October 18, 2002
$1,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MAC & CO., or registered assigns, the principal sum of ONE MILLION DOLLARS ($1,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-14                                                       October 18, 2002
$500,000                                                        PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MAC & CO., or registered assigns, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-15                                                       October 18, 2002
$500,000                                                        PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MAC & CO., or registered assigns, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-16                                                       October 18, 2002
$4,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, or registered assigns, the principal sum of FOUR MILLION DOLLARS ($4,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-17                                                       October 18, 2002
$3,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, or registered assigns, the principal sum of THREE MILLION DOLLARS ($3,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months)
(a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-18                                                       October 18, 2002
$2,900,000                                                      PPN: 15131# AD 8

         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION NINE HUNDRED THOUSAND DOLLARS ($2,900,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-19                                                       October 18, 2002
$2,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION DOLLARS ($2,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-20                                                       October 18, 2002
$900,000                                                        PPN: 15131# AD 8

         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of NINE HUNDRED THOUSAND DOLLARS ($900,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-21                                                       October 18, 2002
$500,000                                                        PPN: 15131# AD 8

         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-22                                                       October 18, 2002
$1,700,000                                                      PPN: 15131# AD 8

         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to C.M. LIFE INSURANCE COMPANY C/O MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of ONE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($1,700,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 4.96% SERIES D SENIOR NOTE DUE OCTOBER 18, 2012

No. RD-23                                                       October 18, 2002
$5,000,000                                                      PPN: 15131# AD 8


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to UNITED OF OMAHA LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE MILLION DOLLARS ($5,000,000) on October 18, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.96% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 6.96% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series D Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         THIS NOTE AND THE NOTE PURCHASE AGREEMENTS ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.



                                       CENEX HARVEST STATES COOPERATIVES


                                       By: _____________________________________
                                       Name:
                                       Title:



                                                                   SERIES D NOTE

                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-1                                                        October 18, 2002
$20,000,000                                                     PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWENTY MILLION DOLLARS ($20,000,000) on October 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months)
(a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-2                                                        October 18, 2002
$10,000,000                                                     PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to AIG ANNUITY INSURANCE COMPANY, or registered assigns, the principal sum of TEN MILLION DOLLARS ($10,000,000) on October 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-3                                                        October 18, 2002
$10,000,000                                                     PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to THE FRANKLIN LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TEN MILLION DOLLARS ($10,000,000) on October 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-4                                                        October 18, 2002
$5,000,000                                                      PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, or registered assigns, the principal sum of FIVE MILLION DOLLARS ($5,000,000) on October 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-5                                                        October 18, 2002
$6,000,000                                                      PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to HARTFORD FIRE INSURANCE COMPANY, or registered assigns, the principal sum of SIX MILLION DOLLARS ($6,000,000) on October 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-6                                                        October 18, 2002
$5,000,000                                                      PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MODERN WOODMEN OF AMERICA, or registered assigns, the principal sum of FIVE MILLION DOLLARS ($5,000,000) on October 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-7                                                        October 18, 2002
$2,000,000                                                      PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to WELLS FARGO BANK, N.A. AS CUSTODIAN FOR AMERICAN REPUBLIC INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION DOLLARS ($2,000,000) on October 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-8                                                        October 18, 2002
$1,000,000                                                      PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to MERRILL LYNCH FOR GREAT WESTERN INSURANCE COMPANY, or registered assigns, the principal sum of ONE MILLION DOLLARS ($1,000,000) on October 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-9                                                        October 18, 2002
$500,000                                                        PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to NATIONAL FARM LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) on October 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months)
(a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                        CENEX HARVEST STATES COOPERATIVES

                 5.60% SERIES E SENIOR NOTE DUE OCTOBER 18, 2017

No. RE-10                                                       October 18, 2002
$500,000                                                        PPN: 15131# AE 6


         FOR VALUE RECEIVED, the undersigned, CENEX HARVEST STATES COOPERATIVES (herein called the "COMPANY"), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to WELLS FARGO BANK, N.A. AS CUSTODIAN FOR PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) on October 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.60% PER ANNUM from the date hereof, payable semiannually on April 18th and October 18th in each year, commencing on April 18, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate PER ANNUM from time to time equal to the greater of (i) 7.60% or (ii) 2% over the rate of interest publicly announced from time to time by The Bank of New York in New York, New York (or its successor) as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series E Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of October 18, 2002, (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         THIS NOTE AND THE NOTE PURCHASE AGREEMENTS ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.



                                       CENEX HARVEST STATES COOPERATIVES


                                       By: _____________________________________
                                       Name:
                                       Title:



                                                                   SERIES E NOTE